SEC File No. 333-01151
	SEC File No. 811-3853


As filed with the Securities and Exchange Commission on April 29, 1998

__________________________________________________________________

	SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C. 20549
	FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

	Pre-Effective Amendment No.          	[ ]

	Post-Effective Amendment No.  2	      [X]

	and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

	Amendment No.   18  	                 [X]



MBL VARIABLE CONTRACT ACCOUNT-7
(Previously known as Mutual Benefit Variable Contract Account-7)
(Exact Name of Registrant)


MBL LIFE ASSURANCE CORPORATION
(Name of Insurance Company)
520 Broad Street, Newark, New Jersey 07102-3111
(Address of Insurance Company's Principal Executive Offices)

Insurance Company's Telephone Number,
including Area Code  1-800-435-3191

Judith C. Keilp, Esq.
Counsel
MBL Life Assurance Corporation
520 Broad Street, Newark, New Jersey 07102-3111
(Name and Address of Agent of Service)

Copies to:



Paul J. Mason, Esq.
Sutherland, Asbill & Brennan LLP
1275 Pennsylvania Ave., N.W.
Washington, D.C. 20004-2515

_________________________________________________________________

This amendment shall become effective on May 1, 1998, pursuant to Rule 485(b) under the Securities Act of 1933.



	MBL VARIABLE CONTRACT ACCOUNT-7
	previously known as
	MUTUAL BENEFIT VARIABLE CONTRACT ACCOUNT-7
________________________________________________________________

	CROSS REFERENCE SHEET

Cross reference sheet showing location in the Prospectus of information required by the Items in Part A of Form N-3.


	Item Number		  Heading in Prospectus

			1				        Cover Page

			2				        Index of Terms

			3				        Summary of Prospectus

			4				        Condensed Financial Information
							         Financial Highlights
							         Performance Related Information,


			5				        The Variable Contract Account

			6				        Management; Investment Management

			7			        	Charges

			8			        	Group Tax Deferred Annuity
       							  Contracts; General Rights;
							         Other Contract Provisions

			9				        Annuity

			10				       Payment at Death

			11				       Accumulation Account

			12				       Redemption

			13				       Federal Income Tax Status

			14			       	Legal Developments

			15				       Table of Contents - Statement of
					       		  Additional Information

_________________________________________________________________


MBL VARIABLE CONTRACT ACCOUNT-7
MBL Life Assurance Corporation
520 Broad Street, Newark, New Jersey 07102

May 1, 1998

	  The group tax-deferred variable annuity contracts (the "Contracts") described in this Prospectus were issued by the Mutual Benefit Life Insurance Company ("Mutual Benefit Life") and assumptively reinsured by MBL Life Assurance Corporation ("MBL Life") for use with retirement plans and arrangements meeting applicable requirements of Section 401(a), 403(b), 408 or 457 ("Qualified Plans") of the Internal Revenue Code of 1986, as amended (the "Code"). Contracts were issued to employers establishing Qualified Plans or to trustees or custodians serving in conjunction with those Qualified Plans ("Contract Holders").

  	Sales of new Contracts ceased July 16, 1991. MBL Life does not currently intend to resume sales of new Contracts. However, additional purchase payments are being accepted from existing and new Participants (defined below) under existing Contracts.

  	The Contracts offer flexible purchase payment arrangements. Net purchase payments made on behalf of a participant of a Qualified Plan ("Participant") are allocated to an account established on behalf of the Participant ("Variable Accumulation Account") and placed in MBL Variable Contract Account-7, previously known as Mutual Benefit
Variable Contract Account-7 (the "Account"). At retirement, the value of a Participant's Variable Accumulation Account may be applied to provide a fixed or variable annuity.

  	The investment objective of the Account is to provide as high a level of current income as is consistent with preservation of capital and liquidity through investments in a diversified portfolio of high quality short-term money market instruments. There are no sales or redemption charges under the Contracts.

  	All Contracts were assumed and reinsured as of May 1, 1994 by MBL Life in accordance with the Plan of Rehabilitation of Mutual Benefit Life as approved by the Superior Court of New Jersey. Substantially all of the assets and certain liabilities, including all insurance liabilities, of Mutual Benefit Life were transferred to MBL Life as of May 1, 1994 (the "Transfer"). In addition, the assets and liabilities of the Account were transferred to a new separate account of MBL Life. MBL Life agreed to assume all the assets and liabilities of the Account. (See "The Variable Contract Account - Legal Developments".)

  	This Prospectus sets forth concisely the information about the Account that Contract Holders and Participants should know before investing. Additional information about the Account has been filed with the Securities and Exchange Commission, including a Statement of Additional Information, which is incorporated herein by reference.
The Statement of Additional Information is available upon request and without charge from MBL Life by writing to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-7, or telephone: 1-800-435-3191. Contract Holder or Participant inquiries may be made to the same address or telephone number. The table of contents for the Statement of Additional Information appears on page 25.

  	THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS.

  	ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN THIS ACCOUNT IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

 	THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

The date of the Statement of Additional Information is May 1, 1998.



TABLE OF CONTENTS

						                   	Page
SUMMARY OF PROSPECTUS
Fee Table 	 	                3
The Contracts 	 	            4
The Account 	  	             4
Investment Adviser and
  Principal Underwriter   	  4
Expense Charges 	  	         4
Waiver of Charges 	  	       4
Minimum Investment 	  	      5
Investment Objective of
   the Account	              5
Redemption 	  	              5
Certain Investment Risks 	   5

PERFORMANCE RELATED
   INFORMATION  	            5

CONDENSED FINANCIAL
   INFORMATION
Financial Highlights			      6
Financial Statements			      6

GROUP TAX-DEFERRED
   VARIABLE ANNUITY CONTRACTS

Eligible Contract Holders 	  7
Basic Provisions 	   	       7
Assumption of Expense Risk	  8
Redemption and Payment at
   Death                  	  8
Companion Contract and
   VCA-2 Contract	           8

THE VARIABLE CONTRACT ACCOUNT
Organization 	   	           8
Legal Developments	   	      9
Assets 	 	                   9
Investment Objective and
   Policies 	               10
Portfolio Turnover-Value	 	 12
Certain Investment Risks	 	 12
Investment Restrictions	 	  12

CHARGES
Expense and Expense Risk
   Charges 	                12
Investment Advisory Fee			  13
Other Charges 			           13
Premium Taxes		           	 13

ACCUMULATION ACCOUNT
Purchase Payments 			       13
Variable Accumulation
   Account              			 13
Transfers Between Contracts 14
Redemption 			              15
Payment at Death 			        15

ANNUITY
Annuity Commencement Date		 16
Purchase of Annuity 			     16

GENERAL RIGHTS
Voting Rights 		          	 16
Confirmation of Transaction
   and Account Statements		 17
Reports 		                	 17
457 Plan Participants 			   17

MANAGEMENT              			 17

INVESTMENT MANAGEMENT 	  		 18
Preparing for the Year 2000 18

FEDERAL INCOME TAX STATUS
Introduction            			 18
Taxation of MBL Life 			    19
Tax Status of the Contract  19
Retirement Plans 			        20
Taxation of Distributions		 21
Withholding 	            		 22
Possible Changes in
   Taxation 		            	 22
Other Tax Consequences 			  22

OTHER CONTRACT PROVISIONS
Beneficiary             			 23
Non-Assignability		       	 23
Portability 		            	 23
Failure of Plan to Qualify	 23
Discontinuance          			 23
Transfer to New Funding
   Agency 	              		 24
Changes in Contract 			     24
Other Changes 			           24

STATEMENT OF ADDITIONAL INFORMATION
Table of Contents	        	 25

INDEX OF TERMS
The following terms are explained on the page indicated.
Account 	                   	1
Accumulation Period 		       4
Annuity  		16
Annuity Commencement Date	 	16
Code 	                      	1
Companion Contract 	        	4
Contract(s) 	               	1
Contract Holder(s) 		        1
Contract Year 	            	14
First Priority 	            	4
401(a) Plan 		               7
403(b) Plan                		7
457 Plan	                   	7
IRA Plan                   		7
MBL Life                   		1
Mutual Benefit Life 	       	1
Net Purchase Payment 	      	7
1940 Act	                   	4
Participant                  1
Qualified Plans 	           	1
Rehabilitation 	            	9
SEC                        		8
Transfer                   		1
Variable Accumulation
   Account                   1
Variable Accumulation Unit 	13
Variable Contract
   Account - 2		             4
Variable Contract
   Account - 7             		1
VCA-2 Contract             		4


                         SUMMARY OF PROSPECTUS

FEE TABLE
	The purpose of the Fee Table is to help Contract Holders and Participants understand the various Account expenses that would be paid prior to commencement of annuity payments, at which time the investment in the Account will end. The Fee Table, including the Example below, shows the expenses that are deducted from the assets of the Account. For a description of these expenses, see "Charges". The Fee Table does not include premium taxes currently charged by certain states ranging up to 3.5%, which will be deducted and paid to the states as required.

ANNUAL EXPENSES (as a percentage of average net assets)
Investment Advisory Fee (after expense waiver)* .	        0.00%
Expense and Expense Risk Charges (after expense waiver)*  0.00%
                                                         -----
Total Annual Expenses							                              0.00%

EXAMPLE

	A $1,000 investment in the Account would be subject to the expenses indicated, assuming (1) a 5% annual return and (2) redemption at the end of each time period shown: **

 	1 year   	3 years   	5 years   		10 years
	   $0		      $0		       $0		      	  $0

	This example should not be considered a representation of past or future expenses for the Account. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance.


*	  Prior to the Transfer, Mutual Benefit Life ceased assessment of the expense and expense risk charges and assumed payment of the investment advisory fee. (See "Charges".) MBL Life has voluntarily agreed to continue with the cessation of the expense and expense risk charge and assume payment of the investment advisory fee for the one-year period beginning May 1, 1998, but reserves the right to reinstate assessment of the expense and expense risk charges and cease assumption of the investment advisory fee at the expiration of this one-year period. (See "Waiver of Charges".) If these charges had not been waived, the total expenses in 1997 would have been .77%.

** 	There are no additional charges imposed upon redemption.


THE CONTRACTS

  	The Contracts described in this Prospectus provide for retirement and other benefits for persons covered under plans qualified for federal income tax advantages under Section 401(a), 403(b), 408 or 457 of the Code. The Contracts are funded through the Account, the value of which will vary up or down depending upon its investment experience. At the time a Contract was issued, a group fixed annuity companion contract ("Companion Contract"), which is not described in this Prospectus, was also issued to the Contract Holder. In addition, at the option of the Contract Holder, another group variable annuity contract may also have been issued that was funded through MBL Variable Contract Account-2 ("VCA-2 Contract").

  	The Contracts, Companion Contracts and VCA-2 Contracts, including any riders thereto, were issued by Mutual Benefit Life and assumptively reinsured by MBL Life. The Contracts offer variable investment accumulations. The VCA-2 Contracts offer variable accumulations, as well as annuities with underlying investments in common stocks and other equity-type securities. Fixed annuities are available through the Companion Contract.

  	New Participants participating in plans qualified under Section 408 of the Code and, for residents of New York, plans qualified under
Section 403(b), are entitled to a return of their initial premium payments without cost within ten days of purchase under a ten-day revocation provision.

THE ACCOUNT
  	The Account operates as a separate account of MBL Life. The Account was established by Mutual Benefit Life under New Jersey law in 1983. The assets and liabilities of the Account were transferred to a new separate account of MBL Life as of May 1, 1994, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. The Account is available only during the period when funds are accumulated before they are used to provide annuity benefits ("Accumulation Period"). As noted above, at retirement fixed or variable annuity benefits are available under the Companion Contract or a VCA-2 Contract, as elected under a Qualified Plan.

INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER
  	First Priority Investment Corporation ("First Priority") serves as the Account's investment adviser and principal underwriter. First Priority is a wholly-owned indirect subsidiary of MBL Life. For managing the Account's investments, First Priority receives a periodic fee based on a percentage of net assets. For a description of this fee, see "Investment Advisory Fee". First Priority is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). (See "Investment Management".) First Priority also engages in the sale of other investment company securities and financial products.

EXPENSE CHARGES
  	The Contract provides for an expense and expense risk charge. The Contract also provides for an investment advisory fee. There are no sales or redemption charges under the Contracts, but sales, administrative or other charges may be imposed under the Companion Contract. Premium taxes may also be imposed in certain jurisdictions. (See "Charges - Premium Taxes".)

WAIVER OF CHARGES
  	Prior to the Transfer, Mutual Benefit Life ceased assessment of the expense and expense risk charge and assumed payment of the investment advisory fee. MBL Life has voluntarily agreed to continue the cessation of the expense and expense risk charges and assume payment of the investment advisory fee for the one-year period beginning May 1, 1998, but reserves the right to reinstate assessment of the expense and expense risk charge and cease assumption of payment of the advisory fee at the expiration of this one-year period.

MINIMUM INVESTMENT
  	The minimum annual contribution for each Participant under a Contract is $240. (See "Accumulation Account - Purchase Payments".)

INVESTMENT OBJECTIVE OF THE ACCOUNT
  	The Account's objective is to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. It seeks to achieve this goal through investments in high quality short-term money market instruments.

REDEMPTION
 	At any time during the Accumulation Period, the current value of a Participant's Variable Accumulation Account under a Contract may be withdrawn, in whole or in part. For a description of redemption procedures, see "Redemptions". There is no charge or fee assessed by MBL Life for such withdrawals. A penalty and/or tax may be incurred under the Code upon withdrawal of amounts accumulated under the Contracts offered by this Prospectus, including a 10% penalty generally imposed on the taxable amount of withdrawals prior to age
59 1/2 (subject to certain exceptions).  (See "Federal Income Tax
Status".)

CERTAIN INVESTMENT RISKS
  	The value of the Account's assets is not insured or guaranteed by the U.S. Government, nor is its yield fixed. The yields realized by the Account will generally rise or fall with short-term interest rates. (See "The Variable Contract Account - Portfolio Turnover - Value".)

                    PERFORMANCE RELATED INFORMATION
  	The Account may from time to time advertise its "yield" and "effective yield". Both yield figures are based upon the Account's past performance only and are not intended to be an indication of future performance. Set forth below is the manner in which the data contained in such advertisements will be calculated.

  	The "yield" of the Account refers to the income generated by an investment in the Account over a seven-day period (which period will be stated in any advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Account is assumed to be reinvested. The
"effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For an explanation of the calculation of "yield" and "effective yield", see the Account's Statement of Additional Information.

  	As earlier noted, the expense and expense risk charges are not currently being assessed and MBL Life is paying the investment advisory fee. Therefore, when the Account advertises its "yield" and "effective yield", neither quotation includes any Contract charges. MBL Life has agreed to continue with the cessation of the expense risk charge and assumption of the investment advisory fee for the one-year period beginning May 1, 1998, but reserves the right after that period to reinstate assessment of the expense and expense risk charge and cease payment of the investment advisory fee. (See "Summary of Prospectus - Waiver of Charges".) Such charges and fees, if included, would reduce the "yield" and "effective yield".

  	For the seven-day period ended December 31, 1997 the Account's "yield" was 5.04% and its "effective yield" was 5.17%.



                     CONDENSED FINANCIAL HIGHLIGHTS
                          FINANCIAL HIGHLIGHTS

Selected data for each accumulation unit outstanding throughout the years indicated:


Year Ended December 31,
                         	1997	   1996    	1995	  1994	   1993  	 1992  	 1991	   1990	   1989	   1988
Accumulation Unit Value,
Beginning of Year	        $18.706	$17.799	$16.864	$16.238	$15.772	$15.232	$14.415	$13.345	$12.328	$11.588

Net investment income	      0.952	  0.907	  0.935	  0.626	  0.466	  0.540	  0.812	  1.070	  1.017	  0.740

Net gain from investment
  transactions           	  ---	     ---	    ---	    ---	    ---	     ---	  0.005	    ---	   ---	   ---

Net increase in net assets
resulting from operations	  0.952	  0.907	  0.935	  0.626	  0.466	  0.540	  0.817	  1.070	  1.017	  0.740

Accumulation Unit Value,
End of Year	              $19.658	$18.706	$17.799	$16.864	$16.238	$15.772	$15.232	$14.415	$13.345	$12.328

Total Return	               5.09%	  5.10%	  5.54%	  3.86%	  2.95%	  3.55%	  5.67%	  8.02%	  8.25%   6.39%

Ratios/Supplemental Data

Net Assets,
End of Year (thousands)	  $1,918	 $2,000	$ 2,050	 $ 2,221	$ 2,519	$ 3,266	$ 5,448	$ 3,960	$ 2,0335	$ 1,141

Ratio of Expenses<F1> to
Average Net Assets	        0.00%	  0.00%	  0.00%	   0.00%	  0.00%	  0.00%	  0.00%	  0.00%	  0.00%	   0.03%

Ratio of Net Investment
Income <F1> to Average Net
Assets.	                   5.0 %   5.0 	   5.4%	    3.8%	   2.9%    3.5%	   6.2%	   7.6%	   7.9%	    6.6%

<F1>	 Without waiver and assumption of expenses by MBL Life, the ratio of expenses to average net assets would have been 0.77% for each year, and the ratio of net investment income to average net assets would have been 4.2%, 4.2%, 4.6%, 3.0% and 2.1% for each year ended December 31, 1997, through 1993, respectively. (See Note C of the Notes to Financial Statements.)



                               FINANCIAL STATEMENTS

	Further information about the Account's performance is contained in the Account's 1997 Annual Report, which also contains the Account's audited financial statements. The Account will furnish without charge, an additional copy of the Account's 1997 Annual Report upon request made to Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street,
Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-7, or by telephoning 1-800-435-3191.

	The financial statement for the Account (as well as the auditor's report thereon) are described in the Statement of Additional Information.

	The financial statements of MBL Life may be found in the Statement of Additional Information.




                         GROUP TAX-DEFERRED ANNUITY CONTRACTS

ELIGIBLE CONTRACT HOLDERS
  	The Contracts described by this Prospectus are designed to fund retirement and other benefits, through employers, trustees or custodians, to the following categories of Participants, and their beneficiaries:

1.	Employees covered under annuity purchase arrangements adopted pursuant to Section 403(b) of the Code by public school systems and non-profit organizations described in Section 501(c)(3) of the Code ("403(b) Plans"), including former employees who had been covered under other such annuity purchase arrangements and who have not withdrawn their account balances or commenced receiving their annuity benefits.

2.	Employees covered under plans maintained by partnerships and sole proprietorships which are qualified under Section 401(a) of the Code ("401(a) Plans"). These plans were commonly referred to as HR-10 Plans prior to the Tax Equity and Fiscal Responsibility Act of 1982.

3.	Employees covered under deferred compensation plans qualified under Section 457 of the Code ("457 Plans").

4.	Individuals covered under Individual Retirement Account Plans or Individual Retirement Annuities qualified under Section 408 of the Code ("IRA Plans" or "408 Plans").


  	The Code affords certain federal income tax advantages to employers, employees and beneficiaries covered under one or more of the above plans or arrangements. (See "Federal Income Tax Status".)

BASIC PROVISIONS
  	Net Purchase Payments made for or by Participants are invested during the Accumulation Period before retirement. "Net Purchase Payment" means the amount of a purchase payment for a Participant, less any premium tax. (See "Premium Taxes".)

  	At retirement, the current value of a Participant's Variable Accumulation Account may be used to purchase fixed annuities under a Companion Contract, or variable annuities under a VCA-2 Contract, if currently available.

  	VARIABLE ACCUMULATION ACCOUNT. Under the Contracts, Net Purchase Payments are allocated to a Participant's Variable Accumulation Account. Amounts allocated to a Variable Accumulation Account purchase Variable Accumulation Units. The value of a Participant's Variable Accumulation Account varies up or down from day to day depending on the investment experience of the Account. No assurance of investment results can be given. The investment experience of a Participant's Variable Accumulation Account reflects the investment income and realized and unrealized capital gains and losses, if any, of the Account.

  	RETIREMENT ANNUITY. Whenever funds accumulated under the Contracts are to be applied to purchase a fixed rate annuity, the funds will be transferred to the Companion Contract and the annuity will be funded through MBL Life's General Account. (See "The Variable Contract Account
- Legal Developments".) If a VCA-2 Contract has been issued to the Contract Holder and the Participant has elected to receive all or part of the annuity as a variable annuity, the appropriate funds will be transferred to the VCA-2 Contract and the annuity will be funded through MBL Variable Contract Account-2. (See "Annuity".)

ASSUMPTION OF EXPENSE RISK
  	MBL Life assumes the expense risks under the Contracts to the extent that the charges for expenses made under the Contracts do not cover the actual expenses incurred. (See "Waiver of Charges".)

REDEMPTION AND PAYMENT AT DEATH
  	The current value of a Participant's Variable Accumulation Account may be withdrawn, in whole or in part, at any time before his or her Annuity Commencement Date under the Contract. The Annuity Commencement Date is the first day of any month on which the Participant elects to begin receiving payments under an annuity. Withdrawals prior to retirement, however, may involve adverse tax consequences, or may be restricted. (See "Redemption" and "Federal Income Tax Status".)

  	If a Participant dies before retirement, MBL Life will cancel the Participant's Variable Accumulation Account and transfer the value of such account, as of the date MBL Life receives satisfactory written notice of death, to the Companion Contract, where the proceeds will be held at the rate of interest specified in the Companion Contract until final disposition. (See "The Variable Contract Account - Legal Developments".) However, in lieu of such transfer, upon election by the Participant's beneficiary, the beneficiary may receive the current value of the Participant's Variable Accumulation Account as of the date MBL Life receives satisfactory written notice of death. Payments will be made within seven days thereafter, subject to receipt by MBL Life of all necessary information concerning the beneficiary. (See "Payment at Death".)

COMPANION CONTRACT AND VCA-2 CONTRACT
  	At the time a Contract was issued, the Contract Holder was also issued a Companion Contract. A Companion Contract is a group fixed annuity contract that provides for, among other things, the purchase of fixed annuities. (See "The Variable Contract Account - Legal
Developments".)

  	VCA-2 Contracts were issued to Contract Holders who wished to be provided with variable annuities under the Plans. Purchase payments under a VCA-2 Contract are invested through MBL Variable Contract Account-2, an MBL Life separate account, in shares of MBL Growth Fund, Inc. ("MBL Growth"), a mutual fund with the primary investment objective of long-term appreciation of capital.

  	The terms "Companion Contract" and "VCA-2 Contract", as used in this Prospectus, refer to both a previously issued Companion Contract or VCA-2 Contract, respectively, and any contracts amended by rider as the context indicates.

  	The Contracts, Companion Contracts, and VCA-2 Contracts, including any riders issued thereto, are part of MBL Life's overall tax-qualified annuity program which may be utilized by the Plans. This Prospectus does not furnish detailed information as to the Companion Contract, VCA-2 Contract or any riders thereto, MBL Variable Contract Account-2 or MBL Growth. The charges and benefits under the Companion Contract and the VCA-2 Contract are specified in those contracts. Prospectuses for MBL Variable Contract Account-2, including the VCA-2 Contract, and MBL Growth are available upon request made to Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-2.

                        THE VARIABLE CONTRACT ACCOUNT
ORGANIZATION
  	The Account is registered with the Securities and Exchange Commission ("SEC") as an open-end, diversified management investment company under the 1940 Act. Registration under the 1940 Act involves regulation by the SEC, but does not involve supervision or management of investment practices or policies of either the Account or MBL Life, the sponsoring insurance company. The Account was originally established by Mutual Benefit Life in 1983 under New Jersey law pursuant to a resolution of the Board of Directors of Mutual Benefit Life. The assets and liabilities of the Account were transferred to a separate account of MBL Life as of May 1, 1994 pursuant to a resolution of the Board of Directors of MBL Life.

  	MBL Life is a New Jersey stock life insurance company incorporated in 1972, with its principal office at 520 Broad Street, Newark, New Jersey. Its stock is held by a Stock Trust, with the New Jersey
Commissioner of Banking and Insurance as Trustee, pursuant to the Rehabilitation Plan of Mutual Benefit Life, MBL Life's former parent.

LEGAL DEVELOPMENTS
  	As noted above, the Account was originally a separate account of Mutual Benefit Life. On July 16, 1991, the Superior Court of New Jersey ("Court") entered an Order ("Order") appointing the Commissioner of Banking and Insurance of the State of New Jersey as Rehabilitator of Mutual Benefit Life, thereby granting the Rehabilitator immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including those of the Account.

  	In view of the terms and conditions of the Order, on July 16, 1991, Mutual Benefit Life, on behalf of the Account, immediately ceased acceptance of applications for new Contracts and additional purchase payments under existing Contracts. The cessation of additional purchase payments continued from July 16, 1991 until April 23, 1996. Because the Account was a separate account of Mutual Benefit Life, the assets and liabilities of the Account were maintained separate and apart from Mutual Benefit Life's general account assets and liabilities. Transfers to VCA-
2 Contracts were temporarily suspended. Transfers from the Account to the Companion Contract were temporarily prohibited and withdrawals from the Companion Contract were restricted during the Rehabilitation Period, which is to terminate not later than December 31, 1999. Death Benefit payments continued to be made to the beneficiaries.

  	A Rehabilitation Plan confirmed by the Court in January 1994, stipulated that the assets and liabilities of the Account would be transferred from Mutual Benefit Life to a separate account of MBL Life. The Transfer was effected pursuant to an assumption reinsurance transaction on May 1, 1994. Under the Rehabilitation Plan, MBL Life assumed substantially all of the business, assets, and liabilities of Mutual Benefit Life. MBL Life will operate under, and is governed by, the terms and conditions of the Rehabilitation Plan until the termination of the Rehabilitation Period, not later than December 31, 1999. While the Rehabilitation Plan was developed based on the Rehabilitator's best estimates, no assurances can be provided that the Rehabilitation Plan will ultimately be successful. For more information see the financial statements of MBL Life contained in the Statement of Additional Information.

  	As of May 1, 1994, all of the issued and outstanding shares of MBL Life were placed in a Stock Trust which is to terminate at the end of the Rehabilitation Period. The Commissioner of Banking and Insurance was appointed Trustee of the Stock Trust. Pursuant to a settlement agreement, an Order was issued on January 9, 1997, ending all Plan-related litigation, and awarding 30% of the value of the Trust at its termination to eligible MBL Life policyholders/contractholders, and 70% to the Class Four Creditors (as defined in the Plan) of Mutual Benefit Life.

  	MBL Life reserves all rights regarding the use of its name, or any part of its name, including the right to withdraw its use by the Account or to grant its use to any other investment company or entity.

ASSETS
  	While the Account is an asset of MBL Life, it is held separately from all other assets of MBL Life and may not be charged with liabilities arising out of any other business of MBL Life. The Contracts provide that any income, gains or losses from the Account's investment operations shall be credited to or charged against the Account without regard to any other income, gains or losses of MBL Life. The obligations arising under the Contracts are not obligations of MBL Life during the Accumulation Period.

  	As of March 31, 1998, Participants under the Long Island Jewish Medical Center 403(b) Plan, New Hyde Park, New York, the largest Contract Holder of the Account, owned 32.49% of the outstanding Variable
Accumulation Units of the Account.

INVESTMENT OBJECTIVE AND POLICIES
  	The Account offers Participants the opportunity to provide for retirement and other benefits available under the Contracts through pooled investments in short-term debt instruments normally available in denominations of $100,000 or more. These securities, or "money market" instruments, will be the Account's only investments. The Account's objective, which may not be changed without the approval of a majority of Contract Holders, is to provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity.
The Account will seek to achieve its objective through investments in the securities and repurchase agreements relating thereto, described below, all of which will be U.S. dollar denominated obligations. All investments will have remaining maturities of 397 days or less ("Eligible Securities") with a dollar-weighted average maturity not exceeding 90 days. The Account will limit its investments to securities that are determined to have "minimal credit risks" and that are "Eligible
Securities".   They are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO's") (or by the only NRSRO that has rated the security), or, if unrated, are of comparable investment quality. The Account will not invest more than five percent of its assets in Eligible Securities which are not rated in the highest short-term rating category by at least two NRSRO's (or by the only NRSRO that has rated the instrument), or comparable unrated securities ("Second Level Securities").

  	U.S. GOVERNMENT SECURITIES. The Account may purchase obligations issued or guaranteed as to principal and interest by the United States Government, or its agencies or instrumentalities. Direct obligations of the United States Government include Treasury Bills, Treasury Notes and Treasury Bonds, and are backed by the full faith and credit of the United States Government.

  	The Account may purchase securities of agencies and instrumentalities of the United States Government, such as the Federal Housing Administration, Government National Mortgage Association, General Services Administration, Tennessee Valley Authority, Federal Home Loan Banks, Federal Land Banks and the United States Postal Service. Some of the securities are backed by the full faith and credit of the United States Government or guaranteed by the United States Treasury. Obligations of some of the agencies and instrumentalities are only supported by the issuing agency's or instrumentality's credit or right to borrow from the United States Treasury. The latter may be no guarantee against default.

  	BANK OBLIGATIONS. The Account may purchase certificates of deposit, banker's acceptances and other obligations of U.S. banks which have total assets of $1 billion or more and capital surplus and undivided profits of at least $100 million as of the date of their most recently published financial statements, including foreign branches of U.S. banks.

  	Normally these banks will be members of the Federal Reserve System and the Federal Deposit Insurance Corporation, but this is not an investment requirement.

  	SAVINGS AND LOAN OBLIGATIONS. The Account may invest in negotiable certificates of deposit and other short-term obligations of savings and loan associations which have total assets in excess of $1 billion and are insured by the Federal Deposit Insurance Corporation.

  	COMMERCIAL PAPER. The Account may invest in commercial paper obligations which may include variable amount master demand notes. These notes permit the investment of fluctuating amounts by the Account at varying rates of interest pursuant to direct arrangements between the Account, as lender, and the borrower. Daily changes in the amounts borrowed are permitted and the Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower, typically a large industrial or finance company which also issues commercial paper, may repay up to the full amount of the note at any time without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Accordingly, the receipt of payment by the Account is dependent on the ability of the borrower to pay principal and interest on demand. It is not expected that the notes will be backed by bank letters of credit.

  	The Account's investment adviser will value any master demand notes held by the Account, taking into consideration such factors as earning power, cash flow and other liquidity ratios of the issuer.

  	OTHER CORPORATE DEBT SECURITIES. The Account may purchase other non-convertible corporate obligations, including bonds and debentures, which at the time of purchase have less than 397 days remaining to maturity.

  	REPURCHASE AGREEMENTS. These involve the purchase of government securities with the concurrent agreement by the seller, a bank or securities dealer, to repurchase the securities at an agreed upon price and date.

  	The repurchase price exceeds the cost of the securities subject to the agreement, thereby providing a determinable yield for the holding period. Repurchase agreements are short-term investments, usually one week or less. They are fully collateralized by the purchased securities and are considered loans under the 1940 Act. During the term of a repurchase agreement, the seller will be required to provide such additional collateral as is necessary to maintain the value of all the collateral under a repurchase agreement at a level at least equal to the repurchase price. The Account will make payment for such securities only upon delivery or evidence of book entry transfer to the Custodian. If the seller defaults, the Account might incur a loss if the value of the collateral securing the repurchase agreement declines. It might also incur disposition costs in connection with the liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Account may be delayed or limited. In no event will the Account enter into a repurchase agreement having a repurchase date more than 397 days after the date of acquisition. Repurchase agreements afford an opportunity for the Account to earn a higher return on temporarily available cash than would otherwise be the case.

  	REVERSE REPURCHASE AGREEMENTS. The Account may invest in reverse repurchase agreements, which involve the sale of any of the securities held by the Account (except master demand notes), with an agreement to repurchase at an agreed upon price, date, and interest payment.

  	Reverse repurchase agreements are considered borrowing under the 1940 Act and may represent a form of leveraging. The Account will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with or prior to the expiration of the reverse repurchase agreement.

  	The Account may utilize reverse repurchase agreements only if the interest income to be earned from the investment of proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements will only be entered into with a bank or securities dealer, and only under circumstances where the repurchase is not more than 397 days after the date the repurchase agreement is entered into.

PORTFOLIO TURNOVER-VALUE
  	Although it is not the Account's objective to make investments for capital growth, it may engage in some short-term trading to take advantage of market fluctuations and may sell any portfolio investment before it matures to protect principal, improve liquidity or enhance yield.

  	The value of the Account's portfolio will vary inversely to changes in prevailing interest rates. If interest rates increase after the purchase of a security, its value normally will decline. Conversely, a drop in interest rates normally will result in an increase in the security's value. These changes, however, will not generally result in gains or losses for the Account since it intends to hold its investments to maturity when the entire principal and accrued interest is due.

CERTAIN INVESTMENT RISKS
  	The value of the Account's assets is not insured or guaranteed by the U.S. Government, nor is its yield fixed. Interest rates on money market securities fluctuate in response to various economic factors and, similarly, the yields realized by the Account will generally rise or fall with short-term rates. Although the Account's investments are regarded as high quality instruments, many are not guaranteed by any government and some present special risks such as in the case of obligations of foreign branches of U.S. banks. The obligations of foreign branches of U.S. banks involve risk considerations different from those associated with U.S. domestic banks. These include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on the obligations, expropriation, limitations on removal of funds, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch.

INVESTMENT RESTRICTIONS
  	The Account is subject to certain investment restrictions which are considered fundamental policies and, unlike the other investment policies described herein, cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding units in the Account. Among other restrictions, the Account will not enter into repurchase agreements if, as a result thereof, more than 10% of the Account's total assets would be subject to repurchase agreements maturing in more than seven days. The Account also will not enter into reverse repurchase agreements if the Account's obligations would be greater than 20% of the Account's total assets. The Account may mortgage, pledge or hypothecate its assets only in limited circumstances and never in excess of 5% of its total assets taken at cost. The Account will also not hold more than 10% of any class of securities of any one issuer nor invest more than 25% of the value of the Account's total assets in securities of any one industry except that these limitations will not apply with respect to investments in obligations issued or guaranteed by the United States Government, but do apply to investments in securities of agencies and instrumentalities of the United States Government which are only supported by their own credit or right to borrow from the United States Treasury. The Account's investment restrictions are described in full in the Statement of Additional Information, under "Investment Restrictions".


                                  CHARGES
EXPENSE AND EXPENSE RISK CHARGES
  	Prior to the Transfer, Mutual Benefit Life ceased assessment of the expense and expense risk charge. MBL Life has voluntarily agreed to continue with the cessation of the expense and expense risk charge, but reserves the right to reinstate assessment of the expense and expense risk charge. Absent the waiver of the expense and expense risk charge, a charge, payable to MBL Life, at the annual rate of 0.35% would be made daily against the Account's assets for expenses and 0.02% for the expense risk assumed by MBL Life. Expenses include the costs attributable to the establishment, maintenance and operation of the Account, other than investment advisory fees and any brokerage commissions or fees relating to securities transactions, which are paid by the Account. Expense risk means the contingency that expenses will be greater than the 0.35% expense charge. This charge may not be changed, except as described in "Other Contract Provisions - Changes in Contract". Because these charges would be imposed as a percentage of assets, administrative charges under larger contracts may be greater than actual expenses under those contracts and larger contracts may subsidize smaller contracts.

INVESTMENT ADVISORY FEE
  	Prior to the Transfer, Mutual Benefit Life assumed payment of the investment advisory fee. MBL Life will continue to assume payment of the fee for additional one-year periods, but reserves the right to cease assumption of payment of the investment advisory fee at the expiration of any one-year period. Absent MBL Life's payment of the advisory fee, for the investment advisory services of First Priority, described in "Investment Management", the Account would pay a periodic fee at the annual rate of .40% of the first $300,000,000 of the Account's average daily net assets, .35% of the next $400,000,000 of the Account's average daily net assets and .30% of the Account's average daily net assets in excess of $700,000,000. For a discussion of how the fee is calculated, see the Account's Statement of Additional Information, under "Investment Advisory and Other Services".

OTHER CHARGES
  	Currently, no charges are made against the Account for MBL Life's federal income taxes, or provisions for such taxes, that may be attributable to the Account. MBL Life may charge the Account for its portion of any income tax charged to MBL Life on the Account or its assets. Under present laws, MBL Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, MBL Life may decide to make charges for such taxes, or provisions for such taxes, against the Account. Any charges made against the Account could have an adverse effect on the investment experience of the Account.

PREMIUM TAXES
  	Premium taxes, ranging up to 3.5%, are currently levied by certain
states.   If premium taxes are incurred by the Account, a charge for the amount of those taxes will be made when the taxes are incurred.



                       ACCUMULATION ACCOUNT
PURCHASE PAYMENTS
  	The Contracts offer flexible purchase payment arrangements which may be tailored for individual plans as follows:

  	FREQUENCY. Purchase payments may be made for active Participants whenever desired, except not more frequently than every two weeks.

  	AMOUNT. Under 401(a), 403(b), 408 or 457 Plans, the annuity purchase agreement or salary reduction agreement between each Participant and his or her employer, must specify that contributions on the Participant's behalf to all Contracts will be at least $240 during each year under the Plan.

  	CONTINUITY. Purchase payments for a Participant may be discontinued at any time, without any effect on the Participant's rights under the Contract. Purchase payments may be resumed at a later date at no additional charge, and will again be subject to the minimum of $240 per year per participant.

VARIABLE ACCUMULATION ACCOUNT
  	Net Purchase Payments are allocated to a Participant's Variable Accumulation Account under the Contract and are applied to purchase Variable Accumulation Units. Each Variable Accumulation Unit represents a proportionate interest in the assets of the Account.

  	The number of Variable Accumulation Units purchased is equal to each Net Purchase Payment, divided by the current dollar value of a Variable Accumulation Unit. The Variable Accumulation Unit value is calculated as of the end of each Valuation Date, which is a day when the New York Stock Exchange is open for trading. For any Valuation Date, the Variable Accumulation Unit value is equal to the value for the preceding Valuation Date multiplied by the Net Investment Factor for the current Valuation
Date.  For any day which is not a Valuation Date, the Variable
Accumulation Unit value is equal to the value for the following Valuation Date. The Variable Accumulation Unit value is affected by the investment experience of the Account and the deduction of charges and may vary either up or down each Valuation Date.

  	The Net Investment Factor for any Valuation Date is equal to (1) the net value of the Account determined as of the close of regular trading on the New York Stock Exchange on that date (exclusive of any purchase payments or redemptions on such date), less a deduction no greater than an effective annual rate of 0.37% for the expense and expense risk charges (currently, no deduction is being made) and less a deduction at a maximum rate no greater than .40% for the investment management charge (currently, no deduction is being made), and less a deduction for federal tax attributable to the maintenance and operation of the Account
(currently, no such federal tax is payable); divided by (2) the value of the Account determined as of such close on the preceding Valuation Date.
For a hypothetical example illustrating the computation of the Variable Accumulation Unit value and the Net Investment Factor, see the Account's Statement of Additional Information.

  	The Account's portfolio securities are valued as follows:
Investments in short-term securities which mature in 60 days or less are valued under the amortized cost method of valuation. Under this method, securities are initially valued at cost on their acquisition date (or the date on which they first have a maturity of 60 days or less), and their subsequent value is based on such initial value, assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of any subsequent minor fluctuations in the market value of the security. Short-term securities which mature in more than 60 days are valued at market values, based on quoted bid and asked prices or yield equivalent.

  	Each Net Purchase Payment (after the first) is invested in Variable Accumulation Units at the value next determined after receipt of the payment by MBL Life. Thereafter, the Variable Accumulation Units credited under a Contract will vary up or down in value, depending on the value of the assets held by the Account which is affected by investment performance, expenses and charges.

TRANSFERS BETWEEN CONTRACTS
  	A Participant may transfer between the Variable Accumulation Account and the VCA-2 Contract, on proper written request to MBL Life. During any Contract Year a Participant may transfer, once a quarter, from the Contract to the VCA-2 Contract. Until the termination of the Rehabilitation Period, no later than December 31, 1999, transfers between the Variable Accumulation Account, and the Companion Contract, may be subject to restrictions imposed by the Companion Contract. (See "The Variable Contract Account - Legal Developments".)

  	The Variable Accumulation Account values will also be transferred to the Companion Contract upon the death of a Participant (see "Accumulation Account - Payment at Death"), or if a Qualified Plan fails to qualify under the Code. (See "Other Contract Provisions - Failure of Plan to Qualify".)

  	A request to transfer from a Participant's Variable Accumulation Account under a Contract to a VCA-2 Contract is treated as a request to transfer the entire Variable Accumulation Account if the total value remaining in the Contract after the transfer would otherwise be less than $240 or if the amount specified to be transferred exceeds the value of the Variable Accumulation Account.

  	No transfer may be made within 15 days of a Participant's Annuity Commencement Date. The amount of each transfer must be at least $240.

  	Transfers from the VCA-2 Contract to the Contract described in this Prospectus will be subject to the transfer provisions contained in such other contract, including any limitations or charges contained in that contract.

  	Transfers may be made only on a Valuation Date as defined in this
Prospectus.   All transfers will be based on the Variable Accumulation
Unit value calculated on the effective date of the transfer. MBL Life will send Participants written confirmation of all transfers when they are effected.

REDEMPTION
  	The current value of a Participant's Variable Accumulation Account may be withdrawn, in whole or in part, or transferred to another tax-qualified investment vehicle, at any time before his or her Annuity Commencement Date under the Contract. However, under 401, 403(b) and 457 Plans, the redemption right may be restricted in accordance with the Plan. Any partial withdrawal must amount to at least $240. Certain plans may require forfeiture of non-vested employer contributions, and may also provide that certain contributions may not be redeemed until the occurrence of a specified event, such as attainment of age 59 1/2. The terms of the Plan should be reviewed to determine if contributions are so restricted.

  	Redemption is effected by redeeming a sufficient number of Variable Accumulation Units in the Variable Accumulation Account to pay the amount requested in cash. The number of units redeemed in the Variable
Accumulation Account is based on their value next determined after receipt of a proper written request by MBL Life.

  	A request for partial redemption of a Participant's Variable Accumulation Account under the Contract is treated as a request for complete redemption if the total remaining value of the Variable Accumulation Account would otherwise be less than $240 or if the redemption request is for an amount which exceeds the value of such account.

  	In this event, the Participant's Variable Accumulation Account may be reduced by deducting any applicable administration charge otherwise deducted at the end of the year and the remaining value of the Variable Accumulation Account is paid to the Participant (or, in the case of a transfer, to the financial institution designated by the Participant) less any federal taxes withheld. (See "Federal Income Tax Status - Withholding".) After complete redemption by a Participant, no further purchase payments may be made for the Participant without the consent of MBL Life.

  	Payment of the amount redeemed is made within seven days after receipt of the request, unless (1) the New York Stock Exchange is closed (for reasons other than holidays and weekends), or trading on the New York Stock Exchange is restricted, (2) an emergency exists, as determined by the SEC, so that valuation of the assets of the Account, or redemption of the securities held by the Account, is not practicable, or (3) the SEC permits postponement by order.

  	Redemption may adversely affect tax benefits otherwise available under the Code. (See "Federal Income Tax Status".) Under 403(b) Plans current restrictions imposed by the Code limit withdrawals. (See
"Federal Income Tax Status - 403(b) Plans".)

PAYMENT AT DEATH
  	If a Participant dies before the Annuity Commencement Date, a death benefit is payable to the beneficiary. The death benefit is equal to the greater of (1) the current value of the participant's Variable
Accumulation Account (determined as of the date MBL Life receives due proof of death), or (2) the full amount of all purchase payments less all transfers and redemptions made for the Participant. The death benefit may be paid in one of several ways. The beneficiary may instruct MBL Life to pay the amount in a single sum. If the beneficiary is a spouse of the Participant, the variable Accumulation Account may be continued; however, no purchase payments may be made. [In either case, the request must be
in writing.]   The Contracts require the beneficiary to make the written
request within 90 days of the Participant's death.

  	In general, the rights of beneficiaries are subject to the same conditions as corresponding rights of Participants. In addition, the rights of a beneficiary may be subject to restrictions imposed by the Participant in designating his or her beneficiary.

                                ANNUITY
ANNUITY COMMENCEMENT DATE

  	A Participant covered under an annuity purchase agreement adopted pursuant to a Section 401(a) plan, Section 403(b) plan or 457 plan, may elect an Annuity Commencement Date under the Contracts, which, as discussed above, will be the first day of any month on which the Participant elects to begin receiving payments under an annuity. In no event may a Participant's Annuity Commencement Date be later than the date under which distributions must begin under the Code. The Code generally requires distributions to begin no later than the later of (1) the calendar year in which a Participant attains age 70 1/2, or (2) retires from such employment. With respect to 403(b) Plan, the Code precludes distributions attributable to certain elective purchase payments prior to attainment of age 59 1/2, separation from service, death, disability or financial hardship, and prohibits the distribution of income attributable to elective contributions in the case of financial hardship. The selection of an Annuity Commencement Date must be made in writing, on a form furnished by MBL Life, and received in MBL Life's Home Office at least 15 days in advance of the Annuity Commencement Date.

  	Five-percent owners and individuals covered under IRA Plans continue to be subject to the rule that distributions must begin by April 1 of the calendar year following the year the individual attains age 70 1/2.

PURCHASE OF ANNUITY
  	On a Participant's normal or optional Annuity Commencement Date, the value of the Variable Accumulation Account, less any applicable premium tax, may be applied to purchase a fixed annuity and, if a VCA-2 Contract has been issued to the Contract Holder, a variable annuity. In such event, the full value of the Participant's Variable Accumulation Account will be transferred in the appropriate amounts to the Companion Contract and/or VCA-2 Contract. The amounts transferred will be as elected by the Participant, in order to achieve the desired balance between the fixed and variable annuities. The fixed annuity will then be purchased under the Companion Contract, and the variable annuity will be purchased under the VCA-2 Contract.

                                GENERAL RIGHTS
VOTING RIGHTS
  	All Contract Holders have voting rights with respect to the Account. The number of votes attributed to each Contract Holder is equal to the number of Variable Accumulation Units in the Account under the Contract. Fractional votes are counted. Participants may have the right to instruct Contract Holders as to casting votes with respect to their Variable Accumulation Accounts arising from their own purchase payments under 401, 403(b), IRA, or 457 Plans, as may be provided under the terms of the Plan. Votes with respect to units for which no voting instructions are received from Participants are voted by the Contract
Holder on each matter in the same proportion as those units for which voting instructions are received. MBL Life votes its units on each matter in the same proportion as such units are voted by Contract
Holders.

  	At a Special Meeting of Contract Holders held on April 12, 1995, the Contract Holders voted to elect the five Committee Members; ratify the appointment of Coopers & Lybrand L.L.P., as the Account's independent accountants; approve the continuance of the Account's investment advisory agreement with First Priority; and approve the continuance of the Account's Service Agreement among the Account, First Priority and MBL
Life.

  	The Account is not required to hold regular annual Contract Holder meetings and, in the normal course, does not expect to hold such meetings. The Account is, however, required to hold Contract Holder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives and restrictions; and (3) filling vacancies in the membership of the Management Committee of the Account ("Committee") in the event that less than a majority of the Committee members were elected by Contract Holders. In addition, holders of record of not less than two-thirds of the outstanding Accumulation Units of the Account may remove a Committee Member from office by a vote cast in person or by proxy at a Contract Holder meeting called for that purpose at the request of holders of 10% or more of the outstanding Accumulation Units of the Account. The Account has the obligation to assist in such Contract
Holder communications. Except as set forth above, Committee Members will continue in office and may appoint successor Committee Members.

CONFIRMATION OF TRANSACTIONS AND ACCOUNT STATEMENTS
  	Within five business days after the end of each calendar quarter a quarterly statement will be sent to each Participant under the Contract detailing all activity in the Participant's Variable Accumulation Account for the previous quarter, including any purchase payments, redemptions and transfers; the dates of each such transaction; the amounts allocated to the Variable Accumulation Account; the administration charges deducted, if any, and the total Variable Accumulation Account value at the end of the period. The quarterly statement for each Participant will show as of a specified date (1) the number of Variable Accumulation Units in his or her Variable Accumulation Account under the Contract and (2) the Variable Accumulation Unit value.

  	New Participants will be sent a confirmation upon receipt of their first purchase payment, and quarterly statements thereafter.

  	In some cases confirmations may be sent more frequently than quarterly.

Reports
  	MBL Life will furnish each Participant with semi-annual reports showing the financial position of the Account and a schedule of the investments held by the Account.

457 PLAN PARTICIPANTS

  	The rights and benefits of Participants in a 457 Plan differ from those of Participants covered under Contracts issued under other circumstances. Under a 457 Plan the Contract Holder is usually the employer and the assets of such a Plan are part of the general assets of the employer, except in the case of certain governmental plans which are required to hold all deferred amount and earnings thereon in trust for the exclusive benefit of Participants and their beneficiaries. A non-governmental plan Participant must look exclusively to his or her employer and the employer's financial resources for any benefits to which the Participant is entitled. In such event, all rights of Participants referred to or described in this Prospectus are vested in the Contract Holder.


                              MANAGEMENT
  	The Account is managed by a Management Committee in accordance with the Rules and Regulations adopted by the Management Committee. The names and addresses of the Chairman, Members, and Officers of the Management Committee together with a brief description of their principal occupations during the past five years are found in the Account's
Statement of Additional Information, "Management of the Account".


                       INVESTMENT MANAGEMENT
  	The Investment Advisory Agreement between the Account and First Priority was last approved by the Management Committee on March 11, 1998, and approved by Contract Holders on April 12, 1995. Under the Investment Advisory Agreement with the Account, First Priority provides the Account with investment advisory and management services and, subject to the authority of the Management Committee, is responsible for overall management of the Account's business affairs. Under a separate Service Agreement among the Account, First Priority and MBL Life, last approved by the Management Committee on March 11, 1998, and approved by Contract Holders on April 12, 1995, MBL Life provides First Priority with certain facilities required for performance of its duties under the Investment Advisory Agreement.

  	First Priority was incorporated in 1993 under the laws of the State of New Jersey. It is a registered investment adviser under the Advisers Act, a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. First Priority serves as investment adviser for MAP-Government
Fund, Inc., a money-market mutual fund sponsored by MBL Life, and also engages in the sale of other investment company securities and other financial products.

  	A description of the services provided by First Priority pursuant to the Investment Advisory Agreement, and a discussion of the Service Agreement, appear in the Account's Statement of Additional Information, "Investment Advisory and Other Services".

PREPARING FOR THE YEAR 2000
  	Like all financial services providers, MBL Life as well as the investment advisor to the Account, First Priority (the "Advisor"), utilize systems that may be affected by Year 2000 transition issues. In addition to MBL Life and the Advisor, the Account relies on service providers, including the custodian of the Account, that also may be affected. MBL Life is in the process of developing, and will be implementing, a Year 2000 transition plan; and the Advisor is also so engaged. MBL Life is in the process of confirming that the service providers to the Account are also engaged in similar transition plans. The resources that are being devoted to this effort by all of the affected parties are substantial and it is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on their operations. However, as of the date of this Prospectus, it is not anticipated that Contract Holders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition plan implementation. MBL Life currently anticipates that its systems will be Year 2000 compliant on or about January 1, 1999, but there can be no assurance that MBL Life will be successful, or that interaction with other service providers will not impair services in the future.

                        FEDERAL INCOME TAX STATUS

INTRODUCTION
  	The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon MBL Life's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.


TAXATION OF MBL LIFE
  	MBL Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Account is not an entity separate from the Company, and its operation forms a part of MBL Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, MBL Life believes that the Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

  	Accordingly, MBL Life does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, MBL Life does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in MBL Life being taxed on income or gains attributable to the Account, then MBL Life may impose a charge against the Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

TAX STATUS OF THE CONTRACT
  	DIVERSIFICATION. Section 817(h) of the Code requires that with respect to certain contracts, the investments of the Account must be "adequately diversified" in accordance with Treasury Regulations in order for those Contracts to qualify as annuity contracts under federal tax law. MBL Life believes that all contracts issued in accordance with this Prospectus are pension plan contracts to which Section 817(h) is not presently applicable.

  	OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts.
In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The
IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the owner], rather than the insurance company, to be treated as the owner of the assets in the account". This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no guidance has been issued.

  	The ownership rights under the Contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Account. In addition, MBL Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. MBL Life therefore reserves the right to modify the Contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Account.

RETIREMENT PLANS

  	IN GENERAL. The Contract is designed for use with several types of retirement plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances.
For example, a 10% penalty generally will be imposed on the taxable amount of withdrawals prior to age 59 1/2, subject to certain exceptions.



  	MBL Life makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Contract Holders and participants under retirement plans, as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts issued in connection with such a plan. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Holder, the annuitant, or the beneficiary may depend on the tax status of the individual concerned. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Contract Holders are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Contract Holders, participants and beneficiaries should consult their legal counsel and tax advisor regarding the use of the Contract under the retirement plan.



	For qualified plans under Section 401(a), 403(b) and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Contract Holder (or Participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the Participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Contract Holder (or Participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Contract Holder
(or Participant) reaches age 70 1/2.

  	CORPORATE PENSION AND PROFIT-SHARING AND H.R. 10 PLANS.  Code
Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, the participant, or both, may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

	SECTION 403(B) PLANS. Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludible from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes and state income taxes. Code Section 403(b)(11) restricts the distribution under Code
Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age
59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

  	INDIVIDUAL RETIREMENT ANNUITIES AND SIMPLIFIED EMPLOYEE PENSION PLANS. Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account, each hereinafter referred to as an "IRA". IRAs are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA.

  	Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. A Qualified Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code.


  	DEFERRED COMPENSATION PLANS. Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, for non-governmental plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, the non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

  	RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

TAXATION OF DISTRIBUTIONS
  	Section 72 of the Code governs taxation of distributions from
Section 401(a), 403(b) and 408 retirement plans in general. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value or any portion of an interest in the retirement plan generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  	In the case of a withdrawal, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a Contract issued in connection with retirement plans, the "investment in the contract" will most likely be zero. Special tax rules may be available for certain withdrawals.

  	Although the tax consequences may vary depending on the annuity payment elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity payments is taxable. For Variable Annuity payment, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For Fixed Annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity payments for the term of the payments; however, the remainder of each Annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity payments is taxable. If Annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract", consult a competent tax advisor regarding deductibility of the unrecovered amount.

  	Amounts may be distributed from the Contract because of the death of a retirement plan participant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity payments as described above. Other rules relating to distributions at death apply to Qualified Contracts. You should consult your legal counsel and tax advisor regarding these rules and their impact on Qualified Contracts.

WITHHOLDING

  	Distributions from Contracts generally are subject to withholding for the Contract Holder's (or Participant's) federal income tax liability. The withholding rate varies according to the type of distribution and the Contract Holder's tax status. The Contract Holder (or Participant) will be provided the opportunity to elect not to have tax withheld from distributions.

  	"Eligible rollover distributions" from 401(a) Plans and 403(b) Plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The
20% withholding does not apply, however, if the Contract Holder (or Participant) chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

POSSIBLE CHANGES IN TAXATION

 		Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

OTHER TAX CONSEQUENCES
  	As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus.
Further, the federal income tax consequences discussed herein reflect MBL Life's understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

                         OTHER CONTRACT PROVISIONS
BENEFICIARY
  	The Participant may select a beneficiary to receive any benefit at death, and may change the beneficiary by proper written notice to MBL Life.

NON-ASSIGNABILITY
  	The right to benefits or payments under the Contract is neither assignable nor subject to the claim of any creditor, except as may be allowed under 457 Plans.

PORTABILITY
  	A Participant under a 403(b) Plan who becomes employed by a new employer which is eligible under Section 403(b) of the Code may enter into an annuity purchase agreement with the new employer, at no additional charge, so that purchase payments will be continued under the Contract by the new employer on behalf of the Participant, if the Contract so provides and if MBL Life consents.

FAILURE OF PLAN TO QUALIFY
  	If a previously issued Qualified Plan fails to qualify under the Code, MBL Life has the right, without prior notice to or consent of the Contract Holder, to transfer to the Companion Contract any amounts held in Variable Accumulation Accounts under the Contract described in this Prospectus, on the basis of equivalence as of the date of transfer. Thereafter, the Contract shall be considered terminated. Proof of qualification may be required by MBL Life.

DISCONTINUANCE
  	Purchase payments under a Contract will no longer be accepted by MBL Life when any of the following events occurs:
     (1)	The Contract Holder so notifies MBL Life in writing.

     (2)	MBL Life so notifies the Contract Holder in writing after an investment adviser other than First Priority is selected for the Account. Such a notice would be sent to all Contract Holders participating in the Account.

     (3)	After receipt of an amendment or modification of the Plan, MBL
Life gives the Contract Holder written notice that the effect of the amendment, in MBL Life's judgment based on underwriting principles then in effect, might be detrimental to MBL Life, and the Contract
Holder and MBL Life are unable to reach a mutual agreement within 30 days after the written notice. If discontinuance occurs for this reason, the amendment will not be given effect under the Contract.

  	Effective with any such discontinuance, no further purchase payments will be accepted by MBL Life under the Contract and no further transfers will be allowed between the Variable Accumulation Account and the VCA-2 Contract. However, MBL Life will continue to maintain the Participant's existing Variable Accumulation Accounts, unless otherwise requested, as explained below under "Transfer to New Funding Agency". Discontinuance of purchase payments will have no effect on the rights of annuitants.

TRANSFER TO NEW FUNDING AGENCY
  	If MBL Life ceases to accept additional purchase payments, a Contract Holder may designate a new funding agency to receive amounts to be transferred in accordance with the following paragraphs.

  	With respect to a 403(b) Plan or an IRA Plan, each Participant has the right to direct MBL Life, by proper written request, to cancel his or her Variable Accumulation Account and transfer its dollar value to a new funding agency. All such transfers will be made in the aggregate and valued as of a single transfer date, which will be 90 days after receipt by MBL Life of the Contract Holder's notice.

  	With respect to a 401(a) or 457 Plan, the Contract Holder has the right, with respect to all Participants, to direct MBL Life, by proper written notice of the selection of a new funding agency, to cancel each Participant's Variable Accumulation Account and transfer such aggregate dollar value to the new funding agency. The value of such accounts will be determined as of the day MBL Life receives the Contract Holder's notice at its Home Office, or any later transfer date specified in the notice.

  	For any Plan, the aggregate transfer payment will be paid within seven days after the transfer date.

CHANGES IN CONTRACT
  	MBL Life has the right, subject to compliance with the applicable law, to give written notice to the Contract Holder, at least six months in advance, of a change to be effective on or after the fifth Contract anniversary in any of the charges specified in the Contract.
Participants will be informed of any such change.

  	Any such change which has an adverse effect on any Participant will not apply to any amount credited to Variable Accumulation Accounts before the effective date of such change, except that a change in the risk charge may apply uniformly to all Variable Accumulation Units, including those credited before the effective date of the change (but not retroactively).

  	The Contract may also be changed in any other respect at any time by an agreement between the Contract Holder and MBL Life, but no such change will be made without the consent of the persons entitled to receive benefits under the Contract, unless (1) the change will have no adverse effect on their rights with respect to the Variable Accumulation Account balance already credited, (2) the change is required to comply with a law or governmental regulation or (3) the Plan is a 457 Plan. Such persons will be informed of any such change which materially affects their rights.

OTHER CHANGES
  	MBL Life reserves the right, subject to compliance with the law as currently applicable or subsequently changed, (1) to discontinue submitting certain matters for approval by persons having voting rights under the Contracts, (2) to fund additional classes of contracts through the Account, (3) to transfer assets, determined by MBL Life, to be assigned to the class of contracts to which the Contracts belong, from the Account to another separate account by withdrawing the same percentage of each investment in the Account, with appropriate adjustments to avoid odd lots and fractions, (4) to operate the Account as another form of registered investment company or unregistered entity, and (5) to change the investment policies described in this Prospectus.

               STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS                   	PAGE

 General Information and History   		   2
 Investment Restrictions 			           	2
 Commercial Paper and Bond Ratings 	   	4
 Management of the Account 			          5
 Investment Advisory and Other Services	6
 Purchase and Pricing of Securities  	 	9
 Calculation of Performance Data		    	10
 Additional Information 			           	11
 Financial Statements  			            	11




MBL VARIABLE CONTRACT ACCOUNT-7

OFFERED BY
MBL LIFE ASSURANCE CORPORATION
520 Broad Street
Newark, New Jersey 07102-3111
1-800-435-3191


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
Parsippany, New Jersey


INVESTMENT ADVISER

and

PRINCIPAL UNDERWRITER
FIRST PRIORITY INVESTMENT CORPORATION
520 Broad Street
Newark, New Jersey 07102-3111
1-800-559-5535


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS
AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS
OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.



               	MBL VARIABLE CONTRACT ACCOUNT-7

                     	previously known as
          	Mutual Benefit Variable Contract Account-7
_______________________________________________________________

                   	CROSS REFERENCE SHEET

	Cross reference sheet showing location in the Statement of Additional Information of information required by the Items in Part B of Form N-3.

	          			HEADING IN STATEMENT OF
ITEM NUMBER  	ADDITIONAL INFORMATION


		16		        Cover Page

		17	        	Table of Contents

		18	        	General Information
				          and History

		19        		Investment Restrictions

		20	        	Management of the Account

		21	        	Investment Advisory and
       				   Other Services

		22	        	Portfolio Transactions

		23	        	Purchase and Pricing of
        			   Securities

		24        		Investment Advisory and
       				   Other Services

		25	        	Calculation of
       				   Performance Data

		26	        	*

		27	        	Financial Statements
____________________________________________________

  * Indicates inapplicable.

               	MBL VARIABLE CONTRACT ACCOUNT-7
               	MBL Life Assurance Corporation

             	STATEMENT OF ADDITIONAL INFORMATION

                     	May 1, 1998

	This Statement of Additional Information is not a prospectus but has been incorporated by reference into, and must be read in conjunction with, the Prospectus of MBL Variable Contract Account-7 dated May 1, 1998. Terms not defined in this Statement of Additional Information shall have the same meaning given to them in the incorporated Prospectus. A copy of the Prospectus may be obtained from Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111,
Attn: MBL VARIABLE CONTRACT ACCOUNT-7, telephone number 1-800-435-3191.




                      	TABLE OF CONTENTS

                          								CROSS REFERENCE TO
                      						PAGE		SECTION IN PROSPECTUS

General Information and				       The Variable Contract
  History . . . . . . . . . 	2	  	Account - Organization

Investment Restrictions . . 	2  		The Variable Contract
                          								Account - Investment
                          								Restrictions

Commercial Paper and Bond     				The Variable Contract
  Ratings . . . . . . . . . 	4	  	Account - Investment
                          								Objective and Policies

Management of the Account . 	5	  	Management

Investment Advisory and
  Other Services  . . . . . 	6	  	Investment Management
                          								Summary of Prospectus -
                          								Investment Adviser and
                          								Principal Underwriter

Purchase and Pricing of
  Securities  . . . . . . . 	9	  	Accumulation Account -
                              				Purchase Payments

Calculation of Performance	    			Performance Related
  Data  . . . . . . . . . . 	10 		Information

Additional Information  . . 	11  		-----

Financial Statements  . . . 	11 		Condensed Financial
                          								Information


                   	GENERAL INFORMATION AND HISTORY

  	The business history of MBL Variable Contract Account-7 (the "Account") (previously known as Mutual Benefit Variable Contract Account-7), and the sponsoring insurance company, MBL Life Assurance Corporation ("MBL Life"), is described in its Prospectus.

                        	INVESTMENT RESTRICTIONS

  	The Account is subject to the following investment restrictions in addition to those described in the Prospectus. The following restrictions are considered fundamental policies and cannot be changed without the approval of the Contract Holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding Variable Accumulation Units of the Account. The Account may not:

1.	purchase securities other than those in which the Account is authorized to invest, as set forth under "Investment
Objective and Policies" in the Prospectus;

2. borrow money in excess of 5% of its total assets taken at cost, and then only from banks as a temporary measure for extraordinary or emergency purposes, such as to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities; the Account will not borrow to increase income (leveraging), provided however, that this restriction shall not apply to reverse repurchase agreements (see Prospectus, "Investment Restrictions");

3. make loans, except by the purchase of obligations in which the Account may invest; provided, however, that this restriction shall not apply to repurchase agreements (see
Prospectus, "Investment Restrictions");

4.	invest more than 5% of the value of the Account's total
assets in the securities of any one issuer;

5.	write, or invest in, put, call, straddle, or spread options
or invest in interests in oil, gas or other mineral exploration or development programs;

6.	purchase securities on margin or sell any securities short;

7. invest more than 5% of the value of its total assets in the securities of companies having a record of less than three years continuous operations, including the operations of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the United States Government; but does apply to investments in securities of agencies and instrumentalities of the United States
Government which are only supported by their own credit or right to borrow from the United States Treasury;

8. underwrite the securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities");

9.	purchase securities which are not freely marketable,
except under repurchase agreements and master demand notes;

10. invest in real estate, real estate investment trust securities, commodities, or commodity contracts; however, the Account may buy commercial paper issued by companies which invest in real estate or interests therein;

11. invest in companies for the purpose of exercising control;

12. purchase equity securities, voting securities, or local or state government securities; or

13.	invest in securities of other investment companies; except
as they may be acquired as part of a merger, consolidation or acquisition of assets.

  With respect to Investment Restriction 4. above, the Account, as a matter of operating policy, may invest more than 5% of the value of its total assets in U.S. Government Securities and repurchase agreements that are fully collateralized by U.S. Government Securities. As a matter of operating policy, the Account will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of the Account's total assets, when acquired, in Second Tier Securities.

NEW JERSEY INSURANCE LAW REQUIREMENTS

  	The Account limits its investments in accordance with the provisions of the New Jersey Insurance Law that govern the separate account operations of a New Jersey life insurance company.

  	Investments will be made in accordance with the insurance law in effect at the time. In general, a separate account may only make investments that an insurance company's general account is permitted to make. However, an investment not otherwise eligible under these limitations may be made if, after giving effect to the investment, the total cost of such non-eligible investment does not exceed 5% of the total assets of the Account.
Investments in the assets of foreign issuers may not exceed 10% of the total admitted assets of the Account. Additionally, New Jersey Insurance Law provides that securities of any one institution may not exceed 5% of the total admitted assets of the insurer including those assets of the insurer's separate accounts. An investment opportunity, therefore, may be postponed if a purchase would cause the combined holdings to exceed this 5% limit.


                   	COMMERCIAL PAPER and BOND RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

  	A commercial paper rating of A-1 by Standard & Poor's implies that an issue has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3.

  	The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of ten years; financial strength of a parent company and the relationships which exist with the issuer; and, recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors determine whether an issuer's commercial paper is rated Prime-1, Prime-2, or Prime-3.

AA AND AA BOND RATINGS

  	Bonds rated AA by Standard & Poor's are judged by them to be high-grade obligations, and in the majority of instances differ only in small degrees from issues rated AAA. Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger.


                   MANAGEMENT OF THE ACCOUNT

  	The Account is managed by a Management Committee in accordance with the Rules and Regulations adopted by the Management Committee. The Chairman, Members, and Secretary of the Management Committee, together with a brief description of their principal occupations during the past five years, are as follows:

	Gordon Boyd, Member
	P.O. Box 234, Convent Station, New Jersey 07961
	Retired.

	Joseph Lindner, Jr., M.D., Member
	31 Old Fort Drive, Hilton Head Island, SC  29926
	President, J. Lindner, Inc. since 1991.

+	Jerome M. Scheckman, Member
	P.O. Box 807, Plandome, New York  11030
	Formerly Consultant and Managing Director, Salomon
	Brothers, Inc.; Member of the Corporation, Babson
	College; Member of the Auxillary Board, Mt. Sinai
	Hospital; Member of the Business Advisory Counsel,
	Alfred University.

*	David A. James, Member and Chairman
	520 Broad Street, Newark, New Jersey  07102-3111
	Senior Vice President - Securities Investments, MBL Life.

+ *	William G. Clark, Member
	520 Broad Street, Newark, New Jersey 07102-3111.
	Senior Vice President - Pension and Investment Products,
	MBL Life since 1995, prior thereto Vice President - Group
	Pension Operations; Director and President, First Priority Investment Corporation since 1993.



+ *	Judith C. Keilp, Secretary of the Committee
	520 Broad Street, Newark, New Jersey  07102-3111
	Counsel, MBL Life since 1993; Vice President and
	Secretary of First Priority Investment Corporation since 1993.

+ *	Albert W. Leier, Assistant Secretary of the Committee
	520 Broad Street, Newark, New Jersey 07102-3184
	Vice President, Controller, MBL Life; Director, Vice President and Treasurer of First Priority Investment Corporation since 1993.
____________________________

+ These persons hold similar positions with MBL Growth Fund, Inc., MAP-Government Fund, Inc. and MAP-Equity Fund.

* Interested persons of the Account. Prior to May 1, 1994 each officer named above maintained a similar position and/or title with Mutual Benefit Life that he or she now holds with MBL Life.



	The Account paid no remuneration to Members who also served as officers or employees of MBL Life, Mutual Benefit Life, the investment adviser or the distributor. An annual retainer of $1,200 and a fee of $400 for every meeting attended are paid to "disinterested" Members. Aggregate compensation of such Members by the Account during 1997 is shown below. These amounts are paid from the expense charges.

					                   Aggregate		   Total Compensation
					                   Compensation 	from Account and
Name of Person,			      from		        Account Complex
Position				            Account      	Paid to Members

Gordon Boyd,	          	$2,800       	$ 2,800
Committee Member

Joseph Lindner, Jr.,	  	$2,400	      	$ 2,400
Committee Member

Jerome M. Scheckman,   	$2,800       	$10,700
Committee Member


                        INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AND MANAGEMENT SERVICES

  	First Priority Investment Corporation ("First Priority"), a wholly-owned indirect subsidiary of MBL Life and a New Jersey corporation incorporated in 1993, provides the Account with investment advisory and management services, including investment recommendations based on a continued study of the general economy and specific industries and companies, placement of orders for the purchase and sale of investment securities, office space, all necessary office facilities, all personnel reasonably necessary for the Account's operations and ordinary clerical services.

  	In this connection First Priority has entered into a separate Service Agreement with MBL Life and the Account under which MBL Life will furnish, through its Securities Investment Division, on a cost reimbursement basis, investment advisory and other personnel, research and statistical facilities, and services required by First Priority in connection with its performance under the Investment Advisory Agreement. The Investment Advisory Agreement and Service Agreement among the Account, MBL Life and First Priority were last approved by the Account's Management Committee on March 11, 1998. These Agreements were approved by Contract Holders on April 12, 1995.

  	Each Agreement will continue from year to year, provided that such continuance is approved at least annually: (a) by the vote, at a meeting, of a majority of the Management Committee members who are not parties to the Agreements or interested persons (as defined in the Investment Company Act of 1940) of such parties and (b) by the Account's Management Committee or by the vote of Contract Holders. Each Agreement may be terminated at any time by any party on written notice of not more than 60 days, nor less than 30 days, and automatically terminates in the event of assignment.

  	For the investment advisory services of First Priority, the Account has agreed to pay a periodic fee at the annual rate of .40% of the first $300,000,000 of the Account's average daily net assets, .35% of the next $400,000,000 of the Account's average daily net assets and .30% of the Account's average daily net assets in excess of $700,000,000. Absent the assumption by MBL Life of the advisory fee, described below, the fee would be reflected in the unit value computation, accrued daily and paid quarterly.

  	Prior to the Transfer, Mutual Benefit Life assumed payment of the investment advisory fee. MBL Life will continue to assume payment of the fee for additional one-year periods, but reserves the right to cease assumption of payment of the fee at the expiration of any one-year period. The assumption of payment of this fee by MBL Life was extended again in 1998 for an additional one-year period.

  	For 1995, 1996, and 1997, First Priority received advisory fees from MBL Life, pursuant to its agreement, of $8,536, $8,168, and $7,741, respectively. No reimbursement was made to MBL Life under the Service Agreement.

DISTRIBUTION SERVICES

  	First Priority is also the Account's distributor. First Priority is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc.

  	First Priority serves as exclusive distributor of the Account under a Sales Agreement which is subject to the same annual renewal requirements and termination provisions as the Investment Advisory Agreement and Service Agreement. No new Contracts will be offered; however, additional purchase payments will be accepted under existing Contracts. First Priority will not receive fees or commissions as distributor for the Account. Brokerage commissions or fees relating to securities transactions are paid by the Account.

  	The Sales Agreement was last approved on March 11, 1998 by the Members of the Account's Management Committee who are not interested persons (as defined in the Investment Company Act of 1940) of the Account or of First Priority and who have no financial interest in the operation of the Sales Agreement. The Sales Agreement will continue from year to year, provided the Management Committee, including Members who are not interested persons, approve such continuance annually.

PORTFOLIO TRANSACTIONS

  	First Priority makes decisions as to buying and selling investment securities for the Account, subject to supervision by the Account's Management Committee. The Account's portfolio securities normally will be purchased on a principal basis directly from issuers, underwriters or dealers. Accordingly, minimal brokerage charges and mark-ups, if any, are expected to be paid by the Account on its portfolio transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with dealers usually include a dealer's mark-up. During 1995, 1996, and 1997 no brokerage commissions were incurred on behalf of the Account.

  	In placing orders for the purchase and sale of the Account's investment securities, First Priority seeks the best execution at the most favorable price, considering all of the circumstances. First Priority does not pay for research or other services through the use of concessions or mark-ups charged by underwriters or dealers in a principal (including riskless principal) capacity. Both the relatively low level of assets in the Account and the Account's investment objective and policies serve to limit the Account to investment in United States government securities and commercial paper with maturities of less than one year. To accomplish the necessary portfolio transactions thereby, First Priority, through its Service
Agreement with MBL Life, has access to financial statements of those issuers, brokers and dealers with which the Account executes portfolio transactions. In addition, at no cost to First Priority or the Account, First Priority has access to a variety of publications which monitor the financial condition of issuers, brokers and dealers, thereby enabling a review of each individually. During the past year, no transactions occurred in which furnishing of research was a factor in the selection of dealers. No payment was allocated for any products or services providing a research or non-research function. First Priority does not "pay up" for research in principal transactions.

  	Securities purchased for the portfolio of the Account are not normally made contemporaneously with purchases for other accounts managed by First Priority or MBL Life. In light of the Service Agreement among First
Priority, MBL Life, and the Account, under which MBL Life furnishes, through its Securities Investment Division, investment advisory and other personnel, research and statistical facilities, and services required by First Priority in connection with its performance under the Investment Advisory Agreement, such investment advisory personnel serve as advisers to the MBL Life general account and other accounts that may or may not be registered investment companies. Securities of the same issuer may be included, from time to time, in the portfolio of the Account and the portfolios of these other entities where it is consistent with their respective investment objectives. Because of the difficulty in purchasing commercial paper in small sizes, when commercial paper is bought in large denominations for the general portfolio of MBL Life, First Priority will from time to time request the seller to issue the commercial paper in smaller denominations for the Account, but at a higher rate as if it were purchased in the larger denomination. Not all sellers provide this service. As of December 31, 1997, the Account was almost fully invested in government securities with a small amount of cash on hand to meet redemptions.

  	Bankers Trust Company New Jersey Limited, 34 Exchange Place, Jersey City, New Jersey 07302, is the Custodian of the portfolio securities of the Account. Due to the nature and duration of securities purchased by Adviser for the Account, most of the securities purchased are held by the Depository Trust Company or through the Book-Entry System of the Federal Reserve Bank.

              	PURCHASE AND PRICING OF SECURITIES

PURCHASE

  	Sales of new Contracts ceased July 16, 1991. MBL Life will not resume sales of new Contracts.

  	A description of the flexible purchase payment arrangements is described in the Account's Prospectus under "Accumulation Account-Purchase Payments".

PRICING

  	Net Purchase Payments are allocated to a Participant's Variable Accumulation Account under the Contract and are applied to purchase Variable Accumulation Units. The method of calculating the Variable Accumulation Unit and the Net Investment Factor is described in the Account's Prospectus, "Accumulation Account-Variable Accumulation Account", and may be illustrated by the following hypothetical example.

  	Assume that July 1st and July 2nd of some year are both valuation dates and that the value of the Account as of the close of regular trading on the New York Stock Exchange on July 1 was $2,000,000 and the Variable
Accumulation Unit value was $10.291111. Also, assume that on July 2 there was investment income of $600, no realized or unrealized capital gains, and the daily charge for expenses and expense risk and investment management was $40. The Variable Accumulation Unit value for July 2nd would be determined as follows:

(a)	Account value at close of day, July 1        			$2,000,000
(b)	Variable Accumulation Unit value for July 1		   $10.291111
(c)	Investment Income, July 2			                  		$      600
(d)	Realized and unrealized capital gains, July 2	  $        0
(e)	Daily accrual for expenses and expense
	risk charge and investment advisory fee **	       	$       40
(f)	Account value at close of day, July 2,
	excluding any new purchase payments or
	redemption (a) + (c) + (d) - (e)	               			$2,000,560
(g)	Net Investment Factor (f) divided by (a)      		$1.0002800
(h)	Variable Accumulation Unit value for
	July 2 (b) x (g)			                            				$10.293992

The Variable Accumulation Unit is calculated as of the end of each valuation date, which is a day when the New York Stock Exchange is open for trading.
______________________________

** Prior to the Transfer, Mutual Benefit Life ceased assessment of the expense and expense risk charge and assumed payment of the investment advisory fee. MBL Life has voluntarily continued to waive the expense and expense risk charge and to assume payment of the investment advisory fee for an additional one-year period, but reserves the right to reinstate assessment of the expense and expense risk charge and cease assumption of payment of the investment advisory fee at the expiration of such period.


                	CALCULATION OF PERFORMANCE DATA

  	The Account's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a specified period.
The yield is expressed as a current annualized yield and as a compounded effective yield. From time to time, it may be quoted in sales literature, advertisements and reports.

  	The yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Account at the beginning of the period, and dividing the difference by the value of the Account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

  	The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing Account having a balance of one Accumulation Unit of the Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Participant Accounts, and dividing the difference by the value of the Account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

      	EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] - 1;

with the resulting effective yield figure carried to at least the nearest hundredth of one percent. The effective yield assumes that any income earned by an investment is reinvested in the Account. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  	The yield and effective yield illustrated do not include an expense charge and expense risk charge at an annual rate of 0.35% and 0.02%, respectively, of the Account's assets, premium taxes of up to 3.5% in those jurisdictions which apply such a tax, and an investment advisory fee at the annual rate of .40% of the first $300,000,000 of the Account's average daily net assets, .35% of the next $400,000,000 of the Account's average daily net assets and .30% of the Account's average daily net assets in excess of $700,000,000. There are no sales charges or redemption charges incurred upon a partial or total redemption from the Account. Such charges and fees, if included, would reduce the yield and effective yield.

  	Prior to May 1, 1994, Mutual Benefit Life ceased assessment of expense and expense risk charges against the Account's assets and assumed payment of the investment advisory fee. Since May 1, 1994, MBL Life has stated that it will continue to assume payment of the investment advisory fee for additional one-year periods, but reserves the right to reinstate the assessment of the expenses and expense risk charge and cease assumption of payment of the investment advisory fee at the expiration of any waiver period.

  	Although the calculation of yield does not recognize any realized or unrealized gains or losses on the Account's investments, the dividends paid during a period will include any realized gains or losses and, therefore, may not be the same on an annualized basis as the yield. (See the Prospectus, "Performance Related Information".)

  	For the seven-day period ended December 31, 1997, the Account's "yield" was 5.04% and its "effective yield" was 5.17%.


                   	ADDITIONAL INFORMATION

  	This Statement of Additional Information, and the Prospectus to which it relates, omit some information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D. C. Copies of such information may be obtained from the Commission upon payment of the prescribed fees.


                    	FINANCIAL STATEMENTS

  	The Account incorporates by reference from its Annual Report into this Statement of Additional Information its Audited Financial Statements and the Report of Independent Accountants thereon contained in the 1997 Annual
Report.

  	The following financial statements relate to the financial position and operations of MBL Life. MBL Life's financial statements should be considered by Contract Holders only as bearing upon the ability of MBL Life to meet its obligations under the Contract.

  	Copies of the Account's financial statements are mailed to each Contract Holder and Participant semiannually. The Account's annual financial statements are audited by a firm of independent accountants. The firm of Coopers & Lybrand L.L.P. has been selected to audit the Account's financial statements for the current fiscal year. The Account will furnish, without charge, an additional copy of the Account's Audited Financial Statements (including the accountants report thereon) upon request made to:
Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, Attn: MBL VARIABLE CONTRACT ACCOUNT-7, telephone number 1-800-435-3191.



MBL LIFE ASSURANCE CORPORATION

STATUTORY FINANCIAL STATEMENTS

As of December 31, 1997 and 1996
  and for the years then ended


MBL LIFE ASSURANCE CORPORATION

INDEX

As of December 31, 1997 and 1996 and for the years then ended

				      Page(s)

Report of Independent Accountants         2-3

Statutory Financial Statements:
  Statements of Admitted Assets,
  Liabilities and Surplus                   4

  Statements of Operations                  5

  Statements of Changes in Surplus          6

  Statements of Cash Flows                  7

Notes to Statutory Financial Statements   8-38

Supplemental Schedule:
  Schedule of Assets and Liabilities
  for the year ended December 31, 1997   39-41

Report of Independent Accountants

To the Board of Directors of
MBL Life Assurance Corporation:

We have audited the accompanying statutory statement of admitted assets, liabilities and surplus of MBL LIFE ASSURANCE CORPORATION (the "Company") as of December 31, 1997 and 1996 and the related statutory statements of income, changes in surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New Jersey Department of Banking and Insurance ("statutory accounting practices"), which practices differ from generally accepted accounting principles ("GAAP"). The effects on the 1997 statutory financial statements of the variances between this basis of accounting and GAAP which have not been determined as of the date of this report, are presumed to be material. The effects on the 1996 statutory financial statements are disclosed in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of MBL Life Assurance Corporation as of December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of MBL Life Assurance Corporation as of December 31, 1997 and 1996 and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 2.

Our audits were conducted for the purpose of expressing an opinion on the statutory financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities for the year ended December 31, 1997 is presented to comply with the NAIC's Annual Statement Instructions and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

As discussed in Note 1, on May 1, 1994 the Company assumed substantially all of the business, assets and liabilities, of Mutual Benefit Life Insurance Company in Rehabilitation and began operating under the terms and conditions of the Third Amended Plan of Rehabilitation of Mutual Benefit Life Insurance Company in Rehabilitation (the "Plan"). As further discussed in
Note 1, the Company's management in conjunction with representatives of the State of New Jersey Department of Banking and Insurance, developed the Plan, which was based on actuarial, valuation and other assumptions, and reflected management's best estimates of: a) future operations; b) the nature, timing and extent of policyholders' benefits; and c) the timing and proceeds from the restructuring of assets to fund the Company's obligations. Further, as discussed in Note 14, the Superior Court of New Jersey entered an Order on January 9, 1997, effecting certain amendments to the Plan which become final and non-appealable on February 24, 1997.

					COOPERS & LYBRAND L.L.P.

Jersey City, New Jersey
February 18, 1998

MBL LIFE ASSURANCE CORPORATION

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

As of December 31, 1997 and 1996
(in thousands)

	 ADMITTED ASSETS:                       1997            1996

Bonds                                    $ 6,016,007    $ 5,619,889

Stocks:
  Preferred                                       27             27
  Common                                     164,631        162,123

Mortgage loans on real estate                185,891        379,419

Real estate owned                             40,243        208,291

Policy loans                               4,701,052      4,877,528

Other invested assets                         33,690         49,577

Short-term investments                       334,026         30,785

Cash                                          12,884         11,089

      Cash and invested assets            11,488,451     11,338,728



Investment income due and accrued            293,363        368,977

Federal income tax recoverable                 1,502         10,547

Other assets                                   9,912         22,511

      Total General Account assets        11,793,228     11,740,763

Separate Account assets:
  Industry Separate Account                2,315,982      2,221,408
  Net equity in Special Purpose
    Asset Vehicle                             67,006        140,009
  Reaffirmed Separate Accounts               295,197        262,820

      Total Separate Account assets        2,678,185      2,624,237

      Total admitted assets              $14,471,413    $14,365,000



      LIABILITIES AND SURPLUS:                1997            1996

Policy and contract liabilities:
  Life and annuity reserves              $10,462,984    $10,925,068
  Accident and health reserves                94,920        119,332
  Policyholders' funds left on deposit       122,545        131,292
  Dividends payable in following year          6,312          8,034
  Policy and contract claims                  56,265         52,308
  Other                                      292,150         47,811

		                                			     11,035,176     11,283,845

General liabilities:
  Expenses, commissions and taxes              7,459         24,518
  Asset valuation reserve                     78,770         93,295
  Interest maintenance reserve                 1,991          1,950
  Other                                      160,052        187,239

		                                       				248,272        307,002

      Total General Account liabilities   11,283,448     11,590,847

Separate account liabilities:
  Industry separate account                2,315,982      2,221,408
  Reaffirmed separate accounts               280,731        251,846
      Total Separate Account liabilities   2,596,713      2,473,254

	 Total liabilities                       13,880,161     14,064,101

Surplus:
  Common stock, par value $100 per share;
    25,000 shares authorized;
    20,000 shares issued and outstanding       2,000          2,000

Paid-in and contributed surplus               21,446         21,448
Unassigned surplus                           567,806        277,453

						                                       591,252        300,901

    Less treasury stock, at cost (7 shares)    -                 (2)

	 Total surplus                              591,252        300,899

	 Total liabilities and surplus          $14,471,413    $14,365,000

The accompanying notes are an integral part of these statutory financial statements.


STATUTORY STATEMENTS OF OPERATIONS

For the years ended December 31, 1997 and 1996
(in thousands)

					                                         1997             1996

Premiums and annuity considerations         $  213,937     $1,240,049
Considerations for supplementary contracts       5,719          9,722
Investment income, net of investment
  expenses of $54,764 and $116,611             865,472        930,697
Commissions and expense allowances on
  reinsurance ceded, net of reserve
  adjustment of $11,487 and $2,359              (7,287)            78
Amortization of interest maintenance reserve       514           (783)
Net income (loss) from operations from
  Separate Accounts statements                  10,772        (24,957)
Miscellaneous income                            13,527         17,959
       Total revenue                         1,102,654      2,172,765

Benefits paid or provided:
  Death benefits                               223,811        249,906
  Annuity benefits                              33,205         36,403
  Disability and A&H benefits                   19,979         15,443
  Surrender benefits                         1,034,059      1,105,157
  (Decrease) in policy and contract
    liabilities                               (495,243)       (37,908)
  Payments on supplementary contracts           24,914         25,280
  Other benefits                                 7,170          6,947

					                                          847,895      1,401,228

Expenses:
  Commissions on premiums and annuity
    considerations                               7,939          8,383
  Commissions and expense allowances
    on reinsurance assumed                      14,188         72,924
  General insurance expenses                    55,477         60,023
  Insurance taxes, licenses and fees             6,024          5,641
  Increase in loading, net                         (94)           193
  Net transfers from Separate Accounts        (107,185)      (110,005)
  Other expenses                                24,197         19,593
						                                             546         56,752
      Total benefits and expenses              848,441      1,457,980
      Income before dividends, taxes and
      net realized capital losses              254,213        714,785

Dividends to policyholders                     (86,801)      (641,738)
      Income after dividends and before
       taxes and net realized capital losses   167,412         73,047

Federal income tax expense                     (28,265)       (14,967)
       Income after dividends and taxes,
       before net realized capital losses      139,147         58,080

Net realized capital gains (losses),
  net of tax (benefit) of $27,128
  and ($5,054)                                 100,727        (27,224)

      Net income                            $  239,874     $   30,856

The accompanying notes are an integral part of these statutory financial statements.

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

For the years ended December 31, 1997 and 1996
(in thousands)

                                         Paid-in
				                                     and Con-  Un-        Trea-
					                             Common tributed  assigned   sury   Total
					                             Stock  Surplus   Surplus    Stock  Surplus
Balance, beginning of  year -
  January 1, 1996                 2,000  $ 21,448  $ 108,753  $(2)   $132,199
Net income                                            30,856           30,856
Change in net unrealized capital
   gains                                              82,972           82,972
Change in non-admitted assets                          5,127            5,127
Change in asset valuation reserve                     58,005           58,005
Change in net equity in Special
  Purpose Asset Vehicle (after
    funds transferred to the
    General Account below)                          (208,874)        (208,874)
Funds transferred to Industry
  Separate Accounts                                   (1,508)          (1,508)
Funds received from Special
  Purpose Asset Vehicle                              210,116          210,116
Current year's Federal income
  tax benefit not affecting
  operations                                            (375)            (375)
Other                                                 (7,619)          (7,619)


  Balance, end of year -
    December 31, 1996              2,000    21,448   277,453     (2)  300,899

Net income                                           239,874          239,874
Change in net unrealized capital
   gains                                                 (72)             (72)
Change in non-admitted assets                          2,788            2,788
Change in asset valuation reserve                     14,525           14,525
Change in net equity in Special
  Purpose Asset Vehicle (after
  funds transferred to the General
  Account below)                                     (80,243)         (80,243)
Funds transferred to Industry
  Separate Account                                   (14,715)         (14,715)
Funds received from Special
  Purpose Asset Vehicle                               80,204           80,204
Current year's Federal income tax
  benefit not affecting operations                       (78)             (78)
Settlement Agreement                                  31,837           31,837
Distribution from Liquidating
   Trust                                              14,641           14,641
Other                                           (2)    1,592     2      1,592

  Balance, end of year -
    December 31, 1997              $ 2,000 $ 21,446 $567,806   $ 0  $ 591,252



The accompanying notes are an intergral part of these statutory financial statements.

STATUTORY STATEMENT OF CASH FLOWS

For the years ended December 31, 1997 and 1996
(in thousands)

						                                           1997                1996

Cash flows from operating activities:
  Premiums and annuity considerations         $   215,755       $ 1,241,753
  Considerations for supplementary contracts        5,719             9,721
  Net investment income                           942,225           947,519
  Miscellaneous income                              5,897            18,484
  Benefits paid to policyholders               (1,111,614)       (1,432,037)
  Commissions and operating expenses paid         (91,330)         (142,514)
  Dividends paid to policyholders                 (88,522)         (640,267)
  Federal income taxes paid                       (40,300)           (4,672)
  Net transfer from Separate Accounts              93,726           113,661
  Other cash provided                               1,606            28,667

     Net cash provided by (used in)
       operating activities                       (66,838)          140,315


Cash flows from investing activities:
  Proceeds from sales, maturities and
    repayments of bonds and stocks              1,681,746         1,672,733
  Proceeds from sales of real estate              285,907           237,219
  Proceeds from sales and repayments of
    other invested assets                          22,697            40,262
  Repayments of mortgage loans                    190,407           915,133
  Purchase of bonds and stocks                 (2,069,876)       (3,146,529)
  Purchase of real estate                         (12,755)          (15,118)
  Purchase of other invested assets                (1,220)          (22,017)
  Funding of mortgage loans                             0           (93,929)
  Cash transferred from Special Purpose
    Asset Vehicle                                  80,204           210,116
  Tax on capital gains                                  0            (7,618)
  Net decrease in policy loans                    176,476            83,594
  Other cash provided (used)                       18,288           (21,813)

     Net cash provided by (used in)
       investing activities                       371,874          (147,967)

     Net increase (decrease) in cash              305,036            (7,652)

Cash and short-term investments,
  beginning of year                                41,874            49,526

Cash and short-term investments, end of year  $   346,910       $    41,874

The accompanying notes are an integral part of these statutory financial statements.


NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 1997

1.  Organization and Rehabilitation of Mutual Benefit Life Insurance
    Company

Organization

MBL Life Assurance Corporation ("MBL Life" or the "Company") is a New Jersey domiciled stock life insurance company licensed in each of the fifty states and the District of Columbia. Prior to May 1, 1994, MBL Life was a wholly owned subsidiary of The Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life"). As discussed below, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life as of May 1, 1994 under the terms of the Agreement of Assumption and Reinsurance.

Rehabilitation of Mutual Benefit Life
On July 16, 1991, the Superior Court of New Jersey (the "Court") entered an Order (the "Order") appointing the New Jersey
Commissioner of Banking and Insurance (the "Commissioner") as the Rehabilitator of Mutual Benefit Life.

The Commissioner was empowered by the Order to take such steps as deemed appropriate to remove the cause and conditions that made rehabilitation necessary. The initial Plan of Rehabilitation was filed with the Court on August 3, 1992. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation (the "Plan") with the Court. On August 12, 1993, the Court approved the Plan with certain modifications. Subsequently, two amendments to the Plan were filed and on November 10, 1993, the Court entered an Order of Confirmation provided certain further modifications to the Plan were made. The Court entered an order approving the modified plan on January 28, 1994 which provided for the implementation of the Plan on April 29, 1994 (the effective date of which is deemed to be May 1, 1994, the "Plan Implementation Date"), to extend through December 31, 1999. The Plan is based on actuarial, valuation and other assumptions and reflects management's best estimates of: a) future operations; b) the nature, timing and extent of policyholders' benefits; and c) the timing and proceeds from the restructuring of assets to fund the Company's obligation. In view of the operating environment and circumstances under which the Company operates, there is significant uncertainty inherent in the assumptions made by management, and as such, the actual results may differ materially from management's estimates.

On January 9, 1997 the court approved a Settlement Agreement that amended certain aspects of the Plan (see Note 14).

Under the terms of the Plan, the assets and liabilities of Mutual Benefit Life were allocated to a number of distinct entities as described below:

Mutual Benefit Life's insurance and annuity contracts were restructured or reaffirmed and transferred to MBL Life under the terms of the Agreement of Assumption and Reinsurance, along with certain other liabilities and assets necessary to fund such liabilities. A majority of the insurance and annuity contracts which were restructured and reaffirmed according to the Plan were guaranteed as to account values and stated interest rates by various State Insurance Guaranty Associations, collectively referred to as the Participating Guaranty Associations.

Those contract liabilities deemed not to be covered by the Participating Guaranty Associations were restructured and segregated into a separate account (the "Industry Separate
Account"). These liabilities were guaranteed by a consortium of insurance companies (the "Industry Reinsurers").

Assets and liabilities which were not transferred to MBL Life are held in a liquidating trust, of which the Commissioner is the sole Trustee. These assets and liabilities are not included in the accompanying statutory financial statements. The residual value, if any, in the Liquidating Trust after settlement of all liabilities, will be distributed to MBL Life, the beneficiary of the Trust (see Note 3).

The assets not retained in the Liquidating Trust were allocated to MBL Life's General Account ("General Account") and the
Industry Separate Account in proportion to the liabilities assumed by each entity. This allocation generally resulted in the assuming entities receiving assets with similar characteristics and proportionate estimated fair values. In addition, the General Account and the Industry Separate Account each received a proportionate share of a Special Purpose Asset Vehicle (the "SPAV") separate account. The SPAV was created under the terms of the Plan and includes assets which could not be allocated between the two entities in their entirety because of their large size or other special characteristics (see Note 4).

In addition to the establishment of the entities discussed above, the Plan also provided numerous other terms and conditions which affected policyholders, contractholders, creditors and other parties. The more significant of these terms and conditions include:

A majority of policyholder liabilities were restructured based upon estimates of the value and expected yield of the assets owned by Mutual Benefit Life at the time the Plan was submitted to the Court. Such restructuring generally resulted in the value of such liabilities as of July 16, 1991 being retained, however, future interest rates were tied to expected asset yields with only minimum interest rates guaranteed. In addition, restrictions were placed on policyholder accessibility of guaranteed values including the imposition of early withdrawal charges through December 31, 1999, the end of the Rehabilitation Period (see Notes 13 and 14).

The Plan provided an option allowing Mutual Benefit Life policyholders, annuitants and pension contract participants to withdraw ("opt-out") their account values prior to the Plan closing at substantial discounts from such values. Approximately $103.7 million was paid to policyholders, annuitants and pension contract participants who elected to opt-out as of May 1, 1994.

Pursuant to the terms of the Plan, the ownership of the stock of MBL Life was transferred to a Stock Trust, of which the Commissioner is the sole Trustee. The beneficiaries of this Stock Trust consist of the holders of general unsecured claims as defined in the Plan (see Note 14 for certain amendments as a result of a Settlement Agreement).

The Plan provided policyholders whose contracts were originally issued by MBL Life with an option to withdraw, without penalty, their account values as of the Plan Implementation Date. Actual withdrawals amounted to $8.3 million.

Separate Account contract liabilities, and related assets, which existed prior to the Plan implementation date, were considered "reaffirmed contracts" pursuant to the terms of the Plan and were not affected by the implementation of the Plan. These contracts consist primarily of individual and group variable annuities.

On September 15, 1997, the Board of Directors of MBL Life announced that it had engaged an investment banking firm to assist in exploring a possible sale of the Company before the end of the Rehabilitation Period.


2.  Significant Accounting Policies

Basis of Presentation
The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the State of New Jersey Department of Banking and Insurance (the "Department") ("statutory accounting practices"). Prescribed statutory accounting practices are those practices included in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed that have been approved by the Department. In order to account for those transactions which were uniquely related to the implementation of the Plan, MBL Life received written approval from the Department for a number of accounting practices which differed from or were ambiguous to the prescribed statutory accounting practices. The effects on surplus related to those permitted accounting practices have not been determined.

Statutory accounting practices differ from generally accepted accounting principles ("GAAP"). The effects on the 1997 statutory financial statements of the variances between statutory accounting practices and GAAP which have not yet been determined, are presumed to be material. The effects on the 1996 statutory financial statements of the variances between statutory accounting practices and GAAP are an increase in GAAP shareholders' equity of approximately $351 million. The accompanying statutory financial statements do not purport to represent the estimated fair value of the information presented therein. Significant accounting policies, permitted statutory accounting practices and the manner that such policies and practices differ from GAAP for stock life insurance companies, applied in preparing the statutory financial statements follow.

Certain prior year amounts have been reclassified to conform with current year presentation.

Carrying Amounts of Assets and Liabilities
Under the Company's permitted accounting practices, the carrying amount of assets transferred to MBL Life from Mutual Benefit Life pursuant to the Plan was based upon the carrying amounts of such assets as reflected in Mutual Benefit Life's accounting records immediately prior to the transfer.

In addition, liabilities, other than those retained in the Liquidating Trust and Policy and Contractholder Reserves restructured pursuant to the Plan, were transferred at historical carrying amounts of such liabilities as reflected in Mutual Benefit Life's accounting records prior to the transfer.

Investments
Bonds and Stocks
Bonds qualifying for amortization based upon their classification by the NAIC Securities Valuation Office ("SVO") are stated at amortized cost; all other bonds are stated at values prescribed by the SVO. Under GAAP, only those bonds classified by MBL Life as held-to-maturity would be carried at amortized cost. Bonds classified as available for sale or trading would be carried at their estimated fair value. Unaffiliated preferred stocks in good standing are carried at cost. Unaffiliated preferred stocks not in good standing are stated at the lower of cost or estimated fair value; unaffiliated common stocks are carried at estimated fair value. Under GAAP, unaffiliated preferred and common stock would be carried at estimated fair value.

Investments in subsidiaries are stated at MBL Life's equity in the subsidiaries' net assets and are included in stocks. Under GAAP, the assets and liabilities and revenues and expenses of the majority owned subsidiaries would be consolidated with those of MBL Life.

Short-term investments generally maturing within one year, are carried at amortized cost which approximates estimated fair value.

Realized gains or losses from the sale of bonds and stocks are determined on the basis of specific identification.

Derivative Investments
Under the Company's permitted accounting practices, the Company has taken positions in certain derivative financial instruments to mitigate the impact future changes in market value may have on unrealized gains contained in the Company's common stock portfolio. The Company employed a hedging strategy using a "collar" structured with the purchase of S&P 500 index "put" options and the sale of S&P 500 index "call" options.

The derivative financial instruments are valued consistently with the hedged items and valuation adjustments are reported as part of surplus. Hedges of items carried at market value are valued at market value. Under GAAP, these financial instruments would not qualify for special accounting as hedges.

Mortgage Loans on Real Estate
Under the Company's permitted accounting practices, all commercial mortgage loans not included in the pool of mortgage loans to be sold in a "bulk sale" during the first quarter of 1998, are carried at the lower of their individual unpaid principal balance or discounted net recoverable amount based upon ten year cash flows plus an eleventh year reversion at estimated sales value.

With the exception of the mortgage loans which are not being disposed of as part of the "bulk sale", the valuation reserve held on the pool of mortgage loans is that which is necessary to report the mortgage loans at the estimated net realizable value to be derived from the sale (see Note 4).

As of December 31, 1996, the Company also established a portfolio carrying value reserve for its mortgage loan portfolio in light of the inherent credit risks associated with such a portfolio. The mortgage portfolio reserve was approximately 2-4% of the mortgage portfolio's statutory carrying value at December 31, 1996. The total valuation reserves established for 1997 and 1996 approximated that which would be required under GAAP.

Real Estate Owned
Home office real estate is stated at depreciated cost with depreciation calculated using the straight-line basis. Real estate acquired in satisfaction of debt, which is presumed to be held for sale, is valued at the lower of the recorded investment in the loan or estimated fair value based upon discounted cash flow analyses at the date of foreclosure. Subsequent to its initial valuation, such real estate is stated at the lower of depreciated cost or estimated fair value by establishing a valuation allowance for any differences between estimated fair value and depreciated cost where the estimated fair value is lower. Under GAAP, foreclosed properties are recorded at the estimated fair value of the property at the date of foreclosure and are depreciated from the date of foreclosure until such time as the Company determines that the property will be sold and has commenced marketing efforts. At such time, the property is carried at the lower of depreciated value or estimated fair value based on discounted cash flow analysis.

Policy Loans
Policy loans are stated at current unpaid principal balances and are not in excess of cash surrender values.

Other Invested Assets
Other invested assets consist primarily of investments in joint ventures and partnerships. Real estate joint ventures are reported based on the equity method of accounting. Investments in non-real estate partnerships are generally carried at cost, adjusted for any unrealized gains or losses attributable to partnership investments for which quoted market values are available.

Certain Mutual Benefit Life industrial revenue bond guarantees on real estate joint venture indebtedness were not carried over to MBL Life because MBL Life is not a party to such guarantees. Pursuant to the terms and conditions of the Plan, these guarantees were not assumed by MBL Life (see Note 12). Negative carrying values of the equity in these joint ventures resulting from the industrial revenue bond guarantees as reflected in Mutual Benefit Life's books prior to May 1, 1994 were reversed.

Other Assets and Other Liabilities
The accompanying statutory financial statements contain amounts due to and due from the Industry Separate Account for transactions handled by the General Account on its behalf. As of December 31, 1997 and 1996 the net amounts due to the Industry Separate Account approximate $14.1 million and $18.0 million, respectively.

Investment Valuation Reserves
Mandatory reserves have been established for General Account investments in accordance with guidelines prescribed by insurance regulatory authorities. Such reserves consist of an Asset Valuation Reserve (AVR) for all General Account invested assets (including the General Account's proportionate share of the invested assets held in the SPAV), and an Interest Maintenance Reserve (IMR), which defers General Account realized capital gains and losses (including the General Account's proportionate share of realized gains and losses incurred by the
SPAV) (net of tax) attributable to interest rate fluctuations on fixed income investments and recognizes them over the estimated remaining duration of the investments sold.

The AVR as of December 31, 1997 and 1996 for the General Account was calculated using the prescribed formula. Under the Company's permitted accounting practices, the opening balance utilized in calculating the 1994 AVR was that of MBL Life's December 31, 1993 AVR which was adjusted, to the extent possible, for the appropriate realized and unrealized gains and losses incurred in the General Account (including the General Account's proportionate share of appropriate realized and unrealized gains and losses in the SPAV) subsequent to May 1, 1994 and by MBL Life prior to May 1, 1994. The current year's contribution to the AVR was based on the General Account assets at December 31, 1997 (including the General Account's proportionate share of assets held in the SPAV).

The IMR as of December 31, 1997 and 1996 was calculated, using the prescribed formula, based upon the interest rate related gains and losses of the General Account (including its proportionate share of such gains and losses in the SPAV).

Under GAAP, AVR and IMR reserves are not established. MBL Life also established voluntary investment valuation reserves for certain General Account invested assets. Changes to the AVR and voluntary investment reserves will be reported as direct additions to or deductions from surplus. Transfers to the IMR will be deducted from realized capital gains.

Non-Admitted Assets
Certain assets, principally furniture and equipment, leasehold improvements, prepaid pension costs, certain due and accrued interest on delinquent mortgage loans, accident and health insurance premiums past due and agents' debit balances are designated as "non-admitted" and are not included in the statutory balance sheets. Under GAAP, these assets would be included in the balance sheet, net of applicable depreciation, amortization and valuation reserves.

Policy and contract reserves
Reserves for restructured life insurance policies (universal life plans) and reaffirmed contracts amounted to $10.5 billion and $10.9 billion at December 31, 1997 and 1996, respectively and are comprised as follows:

Policyholder Reserves for Mutual Benefit Life traditional and adjustable life policies that have been restructured as Universal Life Insurance policies pursuant to the terms and conditions of the Plan, amounted to $2.3 billion for 1997 and 1996. Under the Company's permitted accounting practices, these reserves are carried at account value (without reduction for moratorium charge), plus an excess interest reserve based on any future guaranteed interest in excess of the 1994 valuation rate. The basis for the opening July 16, 1991 (restructured date) restructured account value for restructured policies was the statutory life insurance reserve on Mutual Benefit Life's accounting records for such policies. Under GAAP, life insurance reserves for universal life plans are equal to policy account or contract values.

Reserves for Corporate Owned Life Insurance ("COLI") policies amounted to $4.7 billion and $5.1 billion at December 31, 1997
and 1996, respectively.   Reserves for such policies are
generally computed under the Commissioners' Reserve Valuation Method, using the Commissioner's 1980 Standard Ordinary Mortality Table for individual policies and the Commissioner's 1958 Standard Ordinary Mortality Table for group policies, and assuming interest rates ranging from 4.5% to 6.0%. Under GAAP, such reserves are equal to contract value.

In December 1997, the Company was notified of the intention of a COLI policyholder to surrender their contract with a liability in the amount of $220 million related to this settlement which was transferred from Life and Annuity Reserves and is included in Other Policy and Contract Liabilities. Full payment was made in January 1998.

Reserves for annuity contracts in the General Account amounted to approximately $3.4 billion at December 31, 1997 and 1996.
For those annuity contracts which were restructured pursuant to the Plan, reserves are based on crediting rates of 5.1% in 1997 and 1996. Under the Company's permitted accounting practices, reserves for such contracts are generally equal to contract fund balances (without reduction for moratorium charges), plus an excess interest reserve based on any future guaranteed interest in excess of the applicable valuation rate. For those contracts not restructured pursuant to the Plan, reserves are based on crediting rates ranging from 2.25% to 11.0%. Under GAAP, reserves for annuity contracts are generally equal to contract fund balances.

Policyholder reserves for Mutual Benefit Life policies that were reaffirmed, pursuant to the terms of the Plan amounted to approximately $42.0 million and $44.4 million at December 31, 1997 and 1996, respectively and consisted primarily of $24.6 million and $26.7 million in each year, respectively, for individual supplementary contracts involving life contingencies (SCILC). The individual SCILC reserves are calculated using the 1971 and 1983 Individual Annuity Mortality Tables and Annuitants' 1949 Table, assuming interest rates of 3.5% to 8.75%. Under GAAP, individual SCILC reserves are calculated using the Company's actual experience assuming the same interest rates.

Reserves relating to guaranteed investment contracts and other deposit-type contracts amounted to $28.4 million and $33.0 million at December 31, 1997 and 1996, respectively. These reserves are equal to contract values.

Reserves for individual and group accident and health policies amounted to $94.9 million and $119.3 million at December 31, 1997 and 1996, respectively, and are comprised as follows:

Active life reserves for individual accident and health contracts, amounting to $34.5 million and $34.1 million at December 31, 1997 and 1996, respectively, include unearned premium reserves computed on a pro rata basis and additional reserves based on the 1964 Commissioners' Disability Table, combined with the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables at interest rates ranging from 3.5% to 5.0%. Under GAAP, such reserves would be accrued as GAAP premium is recognized.

Reserves for individual disabled lives, $58.4 million and $83.1 million at December 31, 1997 and 1996, respectively, are calculated principally using the 1964 Commissioners' Disability Table at 3.5% interest and the 1985 Commissioners' Individual Disability Table at 4.5% and 5.0% interest. Under GAAP, such reserves would be accrued as GAAP premium is recognized, representing the present value of future benefits to be paid to policyholders, less the present value of future net premiums.

Reserves for group accident and health contracts amounting to $2.0 million and $2.1 million at December 31, 1997 and 1996, respectively.

Reserves for annuity contracts in the Industry Separate Account amounted to approximately $2.1 billion and $2.0 billion at December 31, 1997 and 1996, respectively. Reserves for those annuity contracts which were restructured pursuant to the Plan are based on crediting rates ranging from 6.35% to 9.75% in 1997 and 5.25% to 9.25% in 1996, respectively. Under the Company's permitted accounting practices, reserves for such contracts are generally equal to contract fund balances (without reduction for moratorium charges), plus an excess interest reserve based on any future guaranteed interest in excess of applicable valuation rate. Under GAAP, reserves for these annuity contracts are generally equal to fund balance.

Pension, Post-retirement and Post-employment Benefits
The Company has several employee benefit plans in effect that provide for pension, post-retirement and post-employment benefits (see Note 9).

MBL Life recognizes defined benefit pension plan costs based on the annual amounts contributed to the plan. Under GAAP, pension costs are accounted for in accordance with SFAS No. 87, Employers' Accounting for Pensions.

MBL Life accounts for the costs of its retirees' post-retirement healthcare and life insurance benefits plans using the statutory method which accrues for retirees and fully eligible employees only. Under GAAP, the post-retirement liability would include an accrual for current employees who are not currently eligible to receive post-retirement benefits, but are expected to become eligible for these benefits, in addition to retirees and fully eligible or vested employees.

The Company provides certain post-employment benefits which are expensed as incurred and other benefits that are provided for currently. Under GAAP, post-employment benefits are accounted for in accordance with SFAS No. 112, Employers' Accounting for Postemployment Benefits.

General Other Liabilities
Without giving regard to the validity of the claims or the Settlement Agreement with the Class Four Creditors (see Note
14), the statutory statement of admitted assets, liabilities and surplus at December 31, 1996 included an amount then estimated to equal the potential liability of MBL Life of certain Class 1 claims as established by the Order of the Superior Court.

The Settlement Agreement fixed the amount of this Class 1 claim at $26 million versus the $58 million which was the accrued amount at December 31, 1996. The Settlement Agreement stipulated that the Company would make a payment of $26 million and the remaining $32 million would result in a one time gain to the Company. MBL Life agreed to pay certain professional fees incurred by the parties to the Settlement Agreement. The Company accounted for this transaction as a direct increase in unassigned surplus in 1997.

Under GAAP, the inclusion of these liabilities would be determined by the applicable requirements of SFAS No. 5, Accounting for Contingencies and the one time gain to the Company would be reported as Other Income.

Industry Separate Account
Pursuant to the terms of the Plan of Operations of the Industry Separate Account, as approved by the Department, a liability has been established within the Industry Separate Account representing the excess of the carrying value of the assets of the Industry Separate Account over its liabilities. A receivable from or payable to the Industry Reinsurers will be established depending if statutory liabilities exceed statutory assets of the account in the future. This amount will be adjusted throughout the Rehabilitation Period with final payments being made in accordance with the Participation and Reinsurance Agreement which is part of the Plan.

Under the Company's permitted accounting practices, the Industry Separate Account assets are reflected in the December 31, 1997 and 1996 statutory statements of admitted assets, liabilities and surplus with all other separate account assets and separate account liabilities, respectively, as a one line item. The accounting practices of the Industry Separate Account are the same as corresponding accounting practices of the General Account. The Industry Separate Account has not established an AVR nor an IMR.

Special Purpose Asset Vehicle
Under the Company's permitted accounting practices, the General Account's net equity in the SPAV is reflected in the December 31, 1997 and 1996 statutory assets with all other separate account assets. Funds transferred from the SPAV ($80 million in 1997 and $210 million in 1996) represent the General Account's proportionate share of the distribution of cash flows from the assets maintained in the SPAV. The accounting practices for this separate account are the same as the corresponding practices for the General Account. The General Account's proportionate share of the assets in this separate account are included in the calculation of the General Account's AVR and IMR, as necessary (see Note 4). The General Account's proportionate share of the net gain or loss from operations of the SPAV are included in the accompanying statutory statements of operations.

Reaffirmed Separate Accounts
Assets held in separate accounts which were reaffirmed pursuant to the terms of the Plan are carried at market value. They are reflected in the December 31, 1997 and 1996 statutory statements of admitted assets, liabilities and surplus with all other separate account assets. The liabilities of each of these separate accounts are reported at participants' corresponding equity in the accounts and shown with all other separate account liabilities in the accompanying statutory statements of admitted assets, liabilities and surplus. These liabilities are considered to be reported at estimated fair value. The net gain or loss from operations of the Reaffirmed Separate Accounts are included in the accompanying statutory statements of operations.

The Reaffirmed Separate Accounts are pooled investment funds in which investment income and gains or losses accrue directly to account participants. The assets of these accounts are segregated from and are not subject to the claims which may arise out of any other business of MBL Life. The underlying investment risks are assumed by the account participants.

Acquisition Costs
In accordance with statutory accounting practices, commissions and other costs incurred in acquiring new business are charged to operations as incurred. Under GAAP, the costs of acquiring new business that vary with and are directly related to the production of new or renewal business would be deferred to the extent such costs are deemed recoverable and amortized over the estimated duration of the underlying policies or contracts.

Revenue Recognition
Premium revenues for universal life and investment-type products are recognized in income when due. Premiums are credited to account funds and the cost of insurance is charged against account values. Under GAAP, premiums are reported as deposits to policyholders account balances.

Net realized investment gains and losses, less applicable income taxes and amounts resulting from changes in interest rates which have been deferred and charged or credited to the IMR are reported in the accompanying statutory statements of operations and are determined using the specific identification method.

Income Taxes
The provision for Federal income taxes is based on net gain from operations after adjusting for certain income and expense items, principally differences in statutory and tax reserves, accrual of discount on bonds and specified policy acquisition expenses. In accordance with statutory accounting practices, no provision has been made for deferred income taxes, to account for the tax effects of temporary differences between the tax and book basis of assets and liabilities. Under GAAP, such a provision would be made.

Statements of Cash Flows
The statements of cash flows are presented in accordance with guidelines established by the NAIC rather than in accordance with GAAP. For purposes of the statements of cash flows, MBL Life considers all highly liquid investments with a maturity of one year or less to be short-term investments.

Use of Estimates
The preparation of financial statements in conformity with statutory accounting practices requires management to make estimates and assumptions which affect the reporting of assets and liabilities and disclosure of contingent liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Appropriate disclosures regarding the use of estimates have been made throughout these statutory financial statements.


3.  Unconsolidated Subsidiaries and Other Affiliates

MBL Life's subsidiary operations primarily include real estate investment management, brokerage activities and other investment management and advisory services. At December 31, 1997 and 1996, MBL Life's investment in the net equity of such unconsolidated subsidiaries, including those carried in the SPAV, amounted to approximately $15 million and $14 million, respectively. MBL Life incurs charges on behalf of its subsidiaries which are reimbursed pursuant to agreements for shared use of property, personnel and facilities.

MBL Life's net equity in joint ventures and other partnerships, principally real estate and venture capital, including those transferred to the Industry Separate Account and the SPAV, was approximately $86 and $149 million at December 31, 1997 and 1996, respectively. At December 31, 1996 MBL Life had outstanding mortgage loans with several of its real estate joint ventures, the carrying value of which was approximately $78 million. During 1997 these loans were either paid off or otherwise disposed of as the Company's investments in these real estate joint ventures were liquidated.

The carrying value of MBL Life's investment in the largest project was approximately 38% and 33% of the SPAV assets at December 31, 1997 and 1996, respectively. In addition, at December 31, 1996 residential mortgage loans with a carrying value of approximately 20% of the SPAV assets had been issued to purchasers of units in this largest project. These loans were sold during 1997 (see Note 4).

During 1996, a home improvement retailer in which the Company had a controlling interest, filed for bankruptcy protection under Chapter 11, which resulted in MBL Life's investment being written off. Also during 1996, the Company sold its investment in a children's clothing operation. The net gain to the SPAV during 1996 relating to these two assets was $19.8 million.

The Company monitors and adjusts the carrying value of the SPAV assets based upon the disposition plan of the individual assets in the SPAV.

In November 1997, the Commissioner in her capacity as Trustee of the Liquidating Trust, approved a distribution from the Trust to MBL Life of $20 million. This distribution was shared proportionately between the General Account (approximately $15 million) and the Industry Separate Account (approximately $5 million). The amount of any residual value available for future distribution to the beneficiary of the Trust cannot currently be determined.

4.  Investments

Net investment income for the years ended December 31, 1997 and
1996 was derived from the following sources (in
thousands):
				                                   1997           1996

    Bonds                         $ 397,118      $   330,670
    Stocks:
      Preferred                       -                    4
      Common                          3,847            6,664
    Mortgage loans on real estate    29,996           82,499
    Real estate owned                40,906          104,172
    Policy loans                    423,208          513,114
    Other invested assets            16,865            3,048
    Short term investments            7,180            2,914
    Other                             1,116            4,223
	 Total investment income           920,236        1,047,308

    Investment expenses             (54,764)        (116,611)

	 Net investment income           $ 865,472      $   930,697


Bonds
The amortized cost, gross unrealized gains and losses and NAIC market values of bonds by category, as of December 31, 1997 and 1996, are shown below (in thousands).

                             				             December 31, 1997   NAIC
				                               Amortized   Gross Unrealized   Market
				                               Cost        Gains     Losses   Value
U.S. Treasury securities and
  obligations of U.S. Government
  agencies                          $   36,938  $   357   $  -     $   37,295
Foreign governments                    126,790    1,693    1,000      127,483
Corporate securities                 5,560,862   25,591      594    5,585,859
Mortgage-backed securities             291,417      -         -       291,417

	  Total                            $6,016,007  $27,641   $1,594   $6,042,054


                                         							December 31, 1996   NAIC
					                               Amortized   Gross Unrealized    Market
					                               Cost        Gains     Losses    Value
U.S. Treasury securities and
  obligations of U.S. Government
  agencies                          $  511,384  $    514  $  83     $  511,815
Foreign governments                     99,617     2,384     -         102,001
Corporate securities                 4,705,137    21,673    533      4,726,277
Mortgage-backed securities             303,751       -       -         303,751

	Total                              $5,619,889  $ 24,571  $ 616     $5,643,844


The amortized cost and NAIC market value of bonds, at December 31, 1997, respectively, by contractual maturity are shown below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

					                                   December 31, 1997
					                                     (in thousands)
					                                    Amortized      NAIC
					                                    Cost        Market Value
Due in one year or less                 $  206,662     $   207,370
Due after one year through five years    5,481,986       5,507,250
Due after five years through ten years      13,992          13,849
Due after ten years                         21,950          22,168
		                                   			 5,724,590       5,750,637

Mortgage-backed securities                 291,417         291,417

	    Total                              $6,016,007     $ 6,042,054

Proceeds from sales of investments in debt securities during 1997 and 1996 were $1.2 billion and $1.3 billion, respectively. Gross gains of $2.7 and $11.7 million and gross losses of $3.8 million and $6.4 million were realized on those sales in 1997 and 1996, respectively.

Stocks
The statement values, which also represent fair values, and the cost of preferred and common stocks as of December 31, 1997 and 1996, are shown below (in thousands):

						                                          December 31,
                             					      1997                   1996
						                                      NAIC                    NAIC
						                                      Statement               Statement
					                               Cost    Value         Cost      Value
Preferred stocks:
  Industrial and miscellaneous    $     27  $     27      $     27   $     27

Common stocks:
  Public Utilities                     750     2,509           990      3,208
  Banks, thrifts and insurance
      companies                        436     3,801           610      2,904
  Industrial and miscellaneous     112,919   156,708       111,867    141,813
  Unconsolidated subsidiaries        6,101    15,072         5,754     14,198
  Derivative instruments                 0   (13,459)            0          0
				                               120,206   164,631       119,221    162,123

		Total stocks                    $120,233  $164,658      $119,248   $162,150


Gross unrealized investment gains on preferred and common stocks totaled $57.9 million and $43.7 million and gross unrealized investment losses totaled $0 and $.8 million at December 31, 1997 and 1996, respectively. Gross unrealized investment gains on the derivative investments amounted to $1.5 million and the gross unrealized investment losses amounted to $15.0 million at December 31, 1997.

Proceeds from sales of preferred and common stocks during 1997 and 1996 were $459.0 million and $398.8 million, respectively. Gross gains of $19.1 million and $21.1 million and gross losses of $875,000 and $1.7 million were realized on those sales in 1997 and 1996, respectively.

Mortgage Loans on Real Estate
As of December 31, 1997 and 1996, the carrying value of mortgage loan investments in the General Account was $185.9 million and $379.4 million, respectively. The carrying value is at admitted asset value, therefore the effects of any valuation allowances, either individually or in the aggregate, have been reflected in the accompanying statutory financial statements.

Mortgage loans are collateralized by properties located throughout the United States. The states with the highest concentrations as a percentage of carrying value at December 31, 1997 and 1996 were:

			                     Concentration %
			                      December 31,
                     			1997      1996
  State
  California             8%        12%
  Florida                7%        12%
  Texas                 14%        10%
  Georgia               <5%        10%
  Michigan              <5%         7%
  Virginia              12%         7%
  Pennsylvania           9%        <5%
  District of Columbia   9%        <5%
  Alabama                7%        <5%


The remaining carrying value is geographically disbursed throughout the country with no individual state concentration exceeding 5%.

As of December 31, 1997 and 1996, the underlying collateral of the mortgage loan investments as a percentage of total mortgages were diversified as follows:

                     			   1997      1996

    Office buildings       45%        34%
    Retail                 17%        14%
    Apartment buildings    15%        30%
    Industrial             11%        11%
    Other                  12%        11%
                     			  100%       100%

In October 1997, the Commissioner and the Board of Directors authorized the Company to arrange for a bulk sale of mortgage loans. The pool which was put together amounts to substantially all of the General Account's mortgage loan portfolio which remained on the Company's books at December 31, 1997. The transaction is anticipated to close in the first quarter of 1998.

During 1996, the General Account sold in four separate transactions, mortgage loans with a principal balance of approximately $635 million which Mutual Benefit Life had originated, including $40 million held in the Industry Separate
Account. These transactions resulted in a pre-tax loss to the General Account of $39.6 million and a pre-tax gain of $.3 million to the Industry Separate Account for 1996.

A securitization of commercial mortgage loans with a principal balance of approximately $128 million was completed effective May 21, 1996. These mortgage loans were sold to a depositor under an agreement which contained certain recourse and cure provisions. The General Account would be required to repurchase individual mortgage loans based on the discovery of a material defect in a Trustee Mortgage File not cured within 90 days or a material breach of any of the representations, warranties or covenants of seller with respect to the mortgage loans, and indemnify the depositor and the underwriter for securities law violations based upon an untrue statement of material fact or omission of a material fact by MBL Life in connection with certain information in the prospectus and certain materials delivered to the depositor in relation to the transaction.

The second transaction was a bulk sale of commercial mortgage loans with a principal balance of approximately $119 million sold effective in June 1996. These mortgage loans were sold to investors under an agreement which contained certain recourse or cure provisions. The General Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

The third transaction was a portfolio sale of residential mortgage loans with a principal balance of approximately $28 million, including $7 million held in the Industry Separate Account sold effective November 20, 1996. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The General Account or Industry Separate Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

The fourth transaction was a sale of the Company's farm mortgage loan portfolio with a principal balance of approximately $360 million, including $33 million held in the Industry Separate Account sold effective December 10, 1996. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The General Account or Industry Separate Account would be required to repurchase individual mortgage loans in the event of a material breach of a representation or warranty with respect to an asset.

Through December 31, 1997 no payments have been made under the terms of these agreements by either the General Account or Industry Separate Account.

The sale of the mortgage loans held in the Industry Separate
Account in 1996 was the full responsibility of the Industry
Separate Account. The General Account has no future potential for monetary investment or support.

Policy Loans
Policy loans consist of outstanding loans issued to holders of COLI contracts and universal life contracts. Interest charged on the COLI loans is adjustable and determined periodically based on published market interest rates. The carrying value of the COLI loans was approximately $4.4 billion and $4.5 billion as of December 31, 1997 and 1996, respectively. The carrying value of universal life policy loans as of December 31, 1997 and 1996 was approximately $347 million and $396 million, respectively.

Assets on Deposit
As of December 31, 1997 and 1996, MBL Life had securities with a carrying value of $5.4 and $5.5 million, respectively on deposit with regulatory agencies. The securities on deposit are reflected in the accompanying statutory statements of admitted assets, liabilities and surplus as follows:

		                   December 31,
            		    1997          1996

    Bonds       $ 3.3 million   $3.4 million
    SPAV          2.1 million    2.1 million

Special Purpose Asset Vehicle
The following is a summary of the carrying values of the net assets in the SPAV (in thousands):

                                 					     December 31,
					                                      1997        1996

    Bonds                              $  13,071    $  17,559
    Stocks:
      Preferred                              -          1,500
      Common                              27,975       31,025
    Mortgage loans on real estate            -         38,951
    Real estate owned                      3,554          215
    Other invested assets                 47,880       88,969
    Investment income due and accrued        158          264
    Other assets                             381       12,782
    Liabilities                           (1,483)         -
                            				       $  91,536    $ 191,265


    Net equity of SPAV:
      Included in General Account      $  67,006    $ 140,009
      Included in Industry Separate
       	 Account                          24,530       51,256
				                                   $  91,536    $ 191,265

In March 1997, the SPAV sold residential mortgage loans with a principal balance of approximately $43 million which Mutual Benefit Life had originated. These mortgage loans were sold to an investor under an agreement which contained certain recourse or cure provisions. The SPAV would be required to repurchase these mortgage loans in the event of a material breach of certain representations or warranties with respect to an asset. This transaction resulted in a pre-tax loss to the SPAV of $4.8 million.

5.  Investment Contract Liabilities

Investment contracts represent policies or contracts that do not incorporate significant insurance risk. Included in reserves for life and annuity contracts are amounts classified as investment contracts. The carrying value of such investment contracts was approximately $3.1 billion as of December 31, 1997 and 1996.

Policyholder funds left on deposit, which are classified as investment contracts, had a carrying value of approximately
$120.7 million and $129.4 million as of December 31, 1997 and 1996, respectively.

6.  Fair Value Information

The estimated fair value amounts of financial instruments included herein have been determined by MBL Life using market information available as of December 31, 1997 and 1996 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The estimates presented herein are not necessarily indicative of the amounts MBL Life could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following table discloses the fair value of financial instruments included in the General Account. For financial instruments not discussed below, the carrying amount is a reasonable estimate of fair value.

				                               December 31, 1997      December 31, 1996
                              				 (in thousands)         (in thousands)
				                               Carrying   Estimated   Carrying   Estimated
                             				  Value      Fair Value  Value      Fair Value
Assets:
  Bonds                            $6,016,007 $6,074,334  $5,619,889 $5,670,809
  Stocks                              164,658    164,680     162,150    162,154
  Mortgage loans on real estate        185,891    186,201     379,419   380,821
  Financial instruments included
    in SPAV (General Account's
    Share)                             30,046     30,136      65,175     68,950


Liabilities:
Investment contracts:
  Life and annuity contracts        3,082,636  3,035,389   3,082,098  2,913,511
    Policyholder funds left on
       deposit                        120,749    121,258     129,352    127,767
  Other liabilities:
    Policy and contract               292,150    292,124      47,811     47,738
    General                           160,052    159,240     187,239    185,718


The General Account's share of the net equity in the estimated fair value of the SPAV includes only those financial instruments, namely bonds, stocks and mortgage loans on real estate, that qualify for disclosure under SFAS No. 107.

Bonds
For debt securities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded securities represented approximately 99% of the carrying value and estimated fair value of the total debt securities as of December 31, 1997. For all other debt securities, estimated fair value was determined by management based on interest rates, maturity, credit quality and average life.

Stocks
The estimated fair value for unaffiliated common stocks was determined on the basis of values provided by the SVO. Estimated fair value of affiliated common stock was determined on the basis of MBL Life's equity in the subsidiary's net assets, after adjusting the subsidiary's financial instruments to an estimated fair value in a manner consistent with that of MBL Life. For publicly traded preferred stocks, estimated fair value was obtained from an independent market pricing service. For all other preferred stock, estimated fair value was determined by management based on such factors as interest rates, credit quality, conversion options and dividend paying status.

Mortgage Loans on Real Estate
The fair values of mortgage loans on real estate not included in the pool of mortgage loans to be sold in the bulk sale were estimated based on expected discounted cash flows with the interest rates being adjusted for credit risk. For mortgage loans which have not been identified for the bulk sale, the estimated fair value presented is not necessarily indicative of the amounts MBL Life could realize in a market exchange. For the mortgage loans that have been identified for the bulk sale, the carrying value is the estimated net realizable value to be derived from the sale.

Policy Loans
All policy loans carried on MBL Life's books involve some combination of variable loan rate and liability adjustment factor to directly recognize the presence of policy loans.
These factors work to increase or decrease interest credited to policy account values in a way that is tied to the actual policy loan interest charged. These loans, therefore, are determined to have a fair value equal to the face value of the policy loans.

Investment Contract Liabilities
The fair values for liabilities of investment contracts included in both reserves for life and annuity contracts and policyholder funds left on deposit are estimated using discounted projected cash flows, based on interest rates which would be offered at December 31, 1997 for similar contracts with maturities consistent with those remaining for the contracts being valued.

Industry Separate Account
As indicated in Note 1, the purpose of the Industry Separate Account is to segregate those assets which are supporting the liabilities being guaranteed by the Industry Reinsurers. For purposes of the disclosure requirements of SFAS No. 107, the carrying value and estimated fair value of the financial instruments in the Industry Separate Account have been determined to be equivalent since the Industry Reinsurers would be required to support any adjustment in the estimated fair value of the assets to the extent such support is necessary to cover the liabilities. To the extent the estimated fair value of the assets exceeds the estimated fair value of the liabilities at the end of the Rehabilitation Period, as defined in the Plan, such excess would be paid out in accordance with the terms of the Participation and Reinsurance Agreement, which is part of the Plan.


7.  Reinsurance Transactions

MBL Life has direct liability to the policy or contract holder on policies ceded and would be responsible for payment if the reinsurer is unable to meet its obligation under the reinsurance agreements.

MBL Life has entered into a joint venture with another insurer to operate MBL Life's COLI business. The joint venture agreement calls for assumption of individual COLI policies as of November 4, 1992 and group COLI policies as of August 2, 1993 by the other insurer with MBL Life retaining an 80% interest in future profits and losses of that business. The agreements also gave MBL Life the option to reinsure a specified percentage of new COLI business issued by the other insurer. COLI policy reserves and contract liabilities, including dividends to be paid in the following year, amounted to $4.8 billion and $5.1 billion at December 31, 1997 and 1996, respectively.

In addition, MBL Life has reinsured certain of its life, health, and annuity contracts with other insurance companies under various agreements. The financial statements are shown net of reinsurance. Policy and contract liabilities have been reduced by $142.0 million and $142.9 million at December 31, 1997 and 1996, respectively, for life, health and annuity reserve credits taken on $1.0 billion and $1.2 billion of in-force life reinsurance ceded. Under GAAP, assets would include amounts for reinsurance recoverable, and policy and contract liabilities would not be reduced for reserve credits.



8.  Federal Income Taxes

For tax periods through May 1, 1994, MBL Life filed a consolidated Federal income tax return with Mutual Benefit Life.
 Tax allocations between MBL Life and Mutual Benefit Life through May 1, 1994 were based on an agreement which provided, among other things, that in the event MBL Life had a tax gain
(loss) from operations for any year, it would pay to (receive from) Mutual Benefit Life an amount equal to the corresponding increase (reduction) in the consolidated tax liability. For tax periods subsequent to May 1, 1994, MBL Life files as a stand alone company. MBL Life entered into a tax allocation agreement with the Industry Reinsurers which provides, among other things, that in the event the Industry Separate Account has a tax gain
(loss) for any year, it shall pay to (receive from) the General Account an amount equal to the corresponding increase (reduction) in MBL Life's overall tax liability. MBLLAC Holding Corporation, a wholly-owned subsidiary, files a consolidated Federal income tax return on behalf of itself and its eligible subsidiaries.

MBL Life requested and received a private letter ruling from the Internal Revenue Service stating that the transfer of assets pursuant to the terms of the Plan qualified as a tax free reorganization under the Internal Revenue Code.

As of December 31, 1997, MBL Life had reached agreement on its federal tax liability with the Internal Revenue Service for all tax periods through May 1, 1994. In the opinion of management, MBL Life has taken appropriate positions in its tax filing and has established adequate reserves to provide for the payment of any additional taxes which might result from settlement of possible deficiencies for periods subsequent to May 1, 1994.

Under pre-1984 life insurance company income tax laws, a portion of current "gain from operations" of MBL Life for those years is not subject to current taxation but is accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus". The aggregate accumulation in this account at December 31, 1997 was approximately $8 million. Subject to certain limitations, "policyholders' surplus" is not taxed until distributed or the insurance company no longer qualifies to be taxed as a life insurance company. Taxes have not been provided on amounts included in this memorandum account since MBL Life contemplates no action or events that would create such a tax.

9.  Employee Benefit Plans

Early Retirement Plan
In October 1996, MBL Life announced its plan to reduce future operating expenses through a reduction in the Company's workforce. Such reduction was accomplished by a special voluntary early retirement program affecting 121 eligible employees. This was supplemented by an involuntary staff reduction of 59 employees. This staff reduction was completed by June 30, 1997.

The estimated cost of this program amounted to approximately $18 million pre-tax and included amounts for enhanced pension benefits, post-retirement benefits and severance. These costs have been reflected in the accompanying 1996 statutory statement of operations.

Pension Plans
In accordance with the terms of the Plan, MBL Life assumed the sponsorship of Mutual Benefit Life's defined benefit pension plans covering all eligible employees, soliciting agents and agency office employees of MBL Life and certain of its subsidiaries. MBL Life is also the administrator of these plans. Retirement benefits are based on years of credited service and final average earnings history.

The funded status of the qualified defined benefit pension plans at January 1, 1997 and 1996 the dates of the most recent valuations, and the accumulated benefit obligation and plan assets at January 1, 1997 and 1996 are as follows (in thousands):

                                      						      January 1
					                                          	1997       1996
    Actuarial present value of obligations:
      Vested                                 $ 70,872    $ 65,824
      Non-vested                                6,651       6,030

      Accumulated benefit obligation         $ 77,523    $ 71,854

    Plan assets available for benefits       $118,489    $125,568


The impact of the early retirement program on the accumulated benefit obligation is estimated to be an increase of approximately $12.7 million at January 1, 1997. The present value of accumulated benefit obligation does not include this increase.

Prepaid pension costs of $40.9 million and $53.7 million for 1997 and 1996, respectively are non-admitted assets and are not included in the accompanying statutory statements of assets, liabilities and surplus. Due to the funded position of the pension plans, no contributions were required to be made in 1997 and 1996.

The weighted average assumed rate of return used in determining the actuarial present value of the accumulated plan benefits was 8% for 1997 and 1996.

MBL Life has established a liability of $14.4 million and $12.8 million at December 31, 1997 and 1996, respectively, to cover estimated future funding requirements of the non-qualified excess benefit plans, assuming an investment rate of return of 7.25% for both years.

Post-Retirement Benefits Other Than Pensions
In addition to pension benefits, MBL Life provides certain health care and life insurance benefits ("post-retirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for MBL Life. Life insurance benefits are generally set at a fixed amount.

In 1993, Mutual Benefit Life changed its method of accounting for the costs of its retirees' benefit plans to the accrual method, and elected to amortize its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized portion of the transition obligation as of December 31, 1997 and 1996 was $17.0 million and $18.1 million, respectively.

Net periodic post-retirement benefits cost includes the following (in thousands):

				                                     	1997         1996

Accrued post-retirement benefit
   cost at January 1                   $ 21,600      $ 10,014

Service cost                                100           571
Interest cost                             2,197         9,938
Amortization of unrecognized
   transition obligation                  1,130         2,465
Net amortization and deferral               343           140
      Total expense for the year          3,770        13,114

Actual benefits paid during the year     (1,942)       (1,528)

       Accrued post-retirement benefit
	           cost at December 31         $ 23,428      $ 21,600

The following represents the unfunded accumulated post-retirement benefit obligation as determined by the plan's actuaries (in thousands):

                                         						  December 31,
					                                         1997          1996
Retirees                                   $ (31,600)     $ (39,032)
Other fully eligible plan participants          (235)           (46)
     Accumulated post-retirement
	  benefit obligation                        (31,835)       (39,078)

Unrecognized transition obligation            16,954         18,084
Unrecognized net (gain)                       (8,547)          (606)

     Accrued post-retirement benefit cost  $ (23,428)     $ (21,600)


The weighted average discount rate used in determining the current year accumulated benefit obligation was 7.0% and 7.25% for 1997 and 1996, respectively. The health care cost trend rate was 8.0% graded to 5.0% over seven years for pre-age 65 claims and 7.5% graded to 5.0% over seven years for post-age 65 claims in 1997. The health care cost trend rate was 8.5% graded to 5.0% over eight years for pre-age 65 claims and 8.0% graded to 5.0% over right years for post-age 65 claims in 1996.

Post-employment Benefits
The Company has certain post-employment benefits provided to former or inactive employees who are not retirees. These benefits are for uninsured expenses that include long and short-term disability medical and life insurance continuation. The provision for these benefits at December 31, 1997 and 1996 and the incremental expense are insignificant.

Savings and Investment Plans
MBL Life sponsors savings and investment plans available for substantially all employees and qualifying agents under which MBL Life matches a portion of their contributions which vest ratably over three years. MBL Life contributed approximately $995,000 and $1.2 million in 1997 and 1996, respectively, which is reflected in the accompanying statutory statements of operations.

10.  Capital and Surplus

While not prohibited by the Plan, it is currently not anticipated that any earnings of MBL Life will be distributed to the stockholders prior to the end of the Rehabilitation Period, as defined in the Plan. The amount of dividends which the Company may pay to the stockholders without the prior approval of the Commissioner is subject to restrictions relating to profits on participating policies and contracts and to a requirement that the Company maintain a statutory surplus equal to 105% of required risk based capital. Under New Jersey Insurance Law, MBL Life must maintain minimum statutory capital and surplus of $7,650,000.

The NAIC has developed risk-based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the underwriting, investment and other business risks inherent in an individual company's operations. Any insurance company which does not meet threshold risk-based capital levels ultimately will be subject to regulatory proceedings. MBL Life met its minimum risk-based capital levels as of December 31, 1997.

11.  Leases

MBL Life does not have any material operating or capital lease obligations.

12. Other Commitments and Contingencies

Guarantees
MBL Life has entered into certain arrangements in the course of its business which, under certain circumstances, may impose financial obligations upon MBL Life (see Note 4) .

Pursuant to the terms and conditions of the Plan, certain Mutual
Benefit Life industrial revenue bond guarantees on real estate joint venture indebtedness were not assumed by MBL Life.

Warrant Shares
Pursuant to the terms of the Plan, MBL Life granted to the Participating Guaranty Associations and the Industry Reinsurers, in exchange for nominal value, a nontransferable warrant to purchase an interest in MBL Life's issued and outstanding shares, which interests together shall constitute a 20% interest. The warrants shall be exercisable for one year commencing on the first day following the end of the Rehabilitation Period, as defined in the Plan, at a formula price as set forth in the warrant to be determined at the exercise date. No value was assigned to these warrants upon issuance.

Litigation
MBL Life is involved in litigation arising in the ordinary course of business or as may be related to the Rehabilitation proceedings involving its former parent, Mutual Benefit Life
(see Note 14).

Lines of Credit
As of December 31, 1997 and 1996, MBL Life had no lines of credit.


13.  Rehabilitation Plan Events During 1996

Pursuant to the terms of the Plan, the Commissioner, prior to July 1996, was to determine whether, in her opinion, the General Account had sufficient liquidity and has performed adequately to allow Restructured Contract Holders to make withdrawals prior to the end of the Rehabilitation Period with a reduction or elimination of the early withdrawal charges (i.e. moratorium charges). Any such determination would have required approval by both the Participating Guaranty Associations and the Industry Reinsurers. The Commissioner decided not to reduce or eliminate the early withdrawal charge and as part of the Settlement Agreement (see Note 14), the moratorium charges as defined in the Plan will remain in effect for the duration of the Rehabilitation Period.

In accordance with the terms and conditions under which the Life Insurance Company Guaranty Corporation of New York (the "LICGCNY") agreed to become a Participating Guaranty Association under the Plan, the LICGCNY has agreed to provide to each New York covered policyholder, no later than July 16, 1996, the following enhancement to the Plan. The LICGCNY will assure payment of the full non-loaned account balance without the application of any early withdrawal charges, to any New York covered policyholder who elects to receive the full amount of their non-loaned account balance on or after July 16, 1996 and who (a) submits an affidavit stating that the funds will not be transferred to other insurance policies or rolled over to other tax-qualified vehicles, or (b) is eligible to elect retirement benefits from MBL Life pursuant to the terms of the Plan, and submits an affidavit stating that the funds will be used in their entirety to purchase a life annuity (with no cash value to the annuitant) from another insurance company. The LICGCNY had the option to either absorb the moratorium charges or substitute itself as the policyholder. As of December 31, 1997, $40 million of surrenders pursuant to the terms of the New York enhancement have been processed by the Company. New York policyholders were paid out their full account value, less policy loans, upon request and the LICGCNY immediately reimbursed MBL Life for any moratorium charges that would normally have been charged against the policyholders' account value. The LICGCNY is also reimbursing MBL Life for the net account values paid out as of each year end and the LICGCNY will be "refunded" these monies plus normal interest credited at the end of the Rehabilitation period. A substitute liability amounting to $30.3 million representing these amounts due to the LICGCNY has been included in the accompanying statutory financial statements.


14.  Rehabilitation Plan Appeals and Settlement Agreement

Several appeals had been filed by parties to the Plan challenging the constitutionality of the application of the New Jersey Life and Health Insurers Rehabilitation and Liquidation Law to the Mutual Benefit Life Rehabilitation, as well as the order of priority imposed upon claimants under the Plan. In general, the appellants: (1) asserted that general unsecured creditors were entitled to parity of treatment with policyholders; (2) requested reclassification of certain claims as policyholder claims rather than general unsecured claims; and
(3) challenged the crediting of interest to policyholders during certain periods subsequent to the commencement of the Rehabilitation.

Further, the Commissioner had appealed certain of the Court's modifications to the Plan. The modifications of the Court included: (1) a change to the beneficiaries of the stock trust from holders of restructured policyholder contracts in the general account to the unsecured creditors (and to give the unsecured creditors a right to approve a sale of MBL Life stock or assets); (2) the elimination of the possibility that holders of restructured policyholder contracts in the general account would receive a bonus crediting rate at the end of the Rehabilitation Period in the event MBL Life has assets in excess of minimum risk based capital requirements for insurance companies; and (3) a requirement that MBL Life distribute to the unsecured creditors at the end of the Rehabilitation Period any assets in excess of 105% of its risk based capital requirement.

On January 9, 1997 the Superior Court of New Jersey entered an order approving a Settlement Agreement among the Commissioner, in her capacity as Rehabilitator and Trustee of the Stock Trust, the Company and the Class Four Creditors ("Settlement Agreement") as identified in the Plan. The key elements of the Settlement Agreement are:

The appeals, cross appeals, and other related litigation, including challenges to interest crediting rates filed in connection with the approval of the Plan of Rehabilitation, will be dismissed.

Interest rates credited to restructured General Account insurance liabilities each year for 1996 through 1999 will be fixed at the rates in effect in 1996. Those rates ranged from 4.35% to 5.35%.

Policyholder guarantees, the length of the Rehabilitation
Period, and the current schedule of moratorium charges remain in effect and unchanged.

Class Four Creditors and eligible policyholders who accept a post-Rehabilitation policy will share in the future value of the Company. The sharing will be based on a ratio of 70% to the Class Four Creditors and 30% to eligible policyholders, if MBL Life meets its capital growth projections (the policyholder share may be reduced if the Company does not meet its capital growth projections).

As an incentive to stay with the Company, eligible policyholders will earn the right to share in future value in four stages over three and one-half years, beginning January 1, 2000.

The account values of Industry Separate Account contracts will be paid in full immediately on or about December 31, 1999. The option to delay payouts or to pay out account values in five installments, as defined in the Plan, will be eliminated. In return for the certainty of full access on December 31, 1999, Industry Separate Account contractholders will waive their right to dispute their eligibility for guaranty association coverage.

After a 45 day appeal period ending February 24, 1997, the Settlement Agreement became final and non-appealable.



SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

For the year ended December 31, 1997

The following is a summary of certain financial data included in other exhibits and schedules of the 1997 Statutory Annual
Statement subjected to audit procedures by our independent auditors and utilized by our actuaries in the determination of reserves.

Investment Income Earned:
  U.S. Government bonds                               $     11,690,671
  Other bonds (unaffiliated)                               385,426,985
  Bonds of affiliates                                                0
  Preferred stocks (unaffiliated)                                    0
  Preferred stocks of affiliates                                     0
  Common stocks (unaffiliated)                               3,235,900
  Common stocks of affiliates                                  610,684
  Mortgages loans                                           29,996,437
  Real estate                                               40,905,731
  Premium notes, policy loans and liens                    423,208,406
  Collateral loans                                                   0
  Cash on hand and on deposit                                   66,855
  Short-term investments                                     7,180,058
  Other invested assets                                     16,864,642
  Derivative Instruments                                             0
  Aggregate write-ins for investment income                  1,049,177

	 Gross investment income                             $    920,235,546

Real Estate Owned - Book Value less Encumbrances            40,242,621

Mortgage Loans - Book Value:
  Farm mortgages                                      $              0
  Residential mortgages                                              0
  Commercial mortgages                                     213,410,202

	 Total mortgages loans                               $    213,410,202

Mortgage Loans By Standing - Book Value:
  Good standing                                            120,662,266
  Good standing with restructured terms                     92,747,936
  Interest overdue more than three months, not in
     foreclosure                                                     0
  Foreclosure in process                                             0

Other Long-term Assets - Statement Value - Other
   Invested Assets                                          33,690,750
Collateral Loans                                                     0
Bonds and Stocks of Parents, Subsidiaries and
   Affiliates - Book Value:
  Bonds                                                              0
  Preferred Stocks                                                   0
  Common Stocks                                             43,463,471


Bonds and Short-term Investments by Class and Maturity:
  Bonds by Maturity - Statement Value
    Due within one year less                          $    574,873,574
    Over 1 year through 5 years                          5,738,958,994
    Over 5 years through 10 years                           13,991,438
    Over 10 years through 20 years                           2,187,183
    Over 20 years                                           20,021,068

	 Total by Maturity                                   $  6,350,032,257

  Bonds by Class - Statement Value
    Class 1                                           $  4,787,527,969
    Class 2                                              1,514,724,181
    Class 3                                                 34,717,845
    Class 4                                                 12,062,262
    Class 5                                                  1,000,000
    Class 6                                                          0

	 Total by Class                                      $  6,350,032,257

	 Total Bonds Publicly Traded                            6,282,182,783
	 Total Bonds Privately Placed                              67,849,474

  Preferred Stocks - Statement Value                            27,246
  Common Stocks - Market Value                             178,090,109
  Short-term Investments - Book Value                      334,025,675
  Options, Caps and Floors Owned - Statement Value                   0
  Options, Caps and Floors Written and
    In-force - Statement Value                                       0
  Collar, Swap and Forward Agreements Open -
    Statement Value                                        (13,458,825)
  Futures Contracts Open - Current Price                             0
  Cash on Deposit                                           12,714,127

  Life Insurance In Force:  (000's omitted)
    Industrial                                                       0
    Ordinary                                                44,169,460
    Credit Life                                                      0
    Group Life                                                 657,783

  Amount of Accidental Death Insurance In Force
	Under (000's omitted)
    Ordinary Policies                                          399,129

  Life Insurance Policies with Disability Provisions
	In Force (000's omitted):
    Industrial                                                       0
    Ordinary                                                 2,322,802
    Credit Life                                                      0
    Group Life                                                       0

Supplementary Contracts In Force:
  Ordinary - Not Involving Life Contingencies
    Amount on Deposit                                 $     80,279,356
    Income Payable                                           5,539,734

  Ordinary - Involving Life Contingencies
    Income Payable                                           3,911,905

  Group - Not Involving Life Contingencies
    Amount of Deposit                                       12,987,948
    Income Payable                                           4,457,500

  Group - Involving Life Contingencies
    Income Payable                                             440,000

Annuities:
  Ordinary
    Immediate - Amount of Income Payable                       341,888
    Deferred - Fully Paid Account Balance                    6,492,485
    Deferred - Not Fully Paid - Account Balance            112,134,563

  Group
    Amount of Income Payable                                28,903,898
    Fully Paid Account Balance                              50,270,684
    Not Fully Paid - Account Balance                     3,010,860,802

  Accident and Health Insurance - Premiums In Force:
    Ordinary                                                11,992,523
    Group                                                            0
    Credit                                                           0

  Deposit Funds and Dividend Accumulations:
    Deposit Funds - Account Balance                         28,364,966
    Dividend Accumulation - Account Balance                  1,750,824

  Claim Payments 1997:
    Group Accident and Health year - ended
	 December 31, 1997
      1997                                                           0
      1996                                                      86,694
      1995 and prior                                           557,246

    Other Accident & Health
      1997                                                     (77,235)
      1996                                                   1,511,596
      1995 and prior                                        17,578,805

    Other coverages that use developmental methods to
	 calculate claims reserves
      1997                                                           0
      1996                                                           0
      1995 and prior                                                 0

                        	MBL VARIABLE CONTRACT ACCOUNT-7

                             	previously known as
                    	MUTUAL BENEFIT VARIABLE CONTRACT ACCOUNT-7
______________________________________________________________

                                   	PART C
                             	OTHER INFORMATION


ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS.

	(a)	FINANCIAL STATEMENTS.

	The following Financial Statements are incorporated into Part B of this Registration Statement by reference from the Audited Financial
Statements dated December 31, 1997, as filed with the Commission under the Investment Company Act of 1940 on February 23, 1998 Accession No. 0001047469-98-007200).

		MBL VARIABLE CONTRACT ACCOUNT-7:
		Report of Independent Accountants.
		Statement of Assets and Liabilities, December 31, 1997. Statement of Operations (year ended December 31, 1997). Statements of Changes in Net Assets (two years ended
		  December 31, 1997).
		Financial Highlights for Each of the Five Years in the
		  Period Ended December 31, 1997.

	The following Financial Statements are filed pursuant to Item 23 of Part B of this Registration Statement:

		MBL LIFE ASSURANCE CORPORATION:
		Report of Independent Accountants.
		Balance Sheet as of December 31, 1997.
		Statement of Operations (year ended December 31, 1997). Statement of Changes in Capital and Surplus
		  (year ended December 31, 1997).
		Statement of Cash Flows (year ended December 31, 1997).

	(b)	EXHIBITS *

	(1)(A)	Resolution of the Board of Directors of Mutual Benefit
        Life establishing Mutual Benefit Variable Contract
        Account-7, incorporated by reference to earlier filing on
        September 23, 1983, SEC File No. 2-86722, Exhibit #(1)(c)
        of Form N-1 Registration Statement of Registrant.
	(1)(B)	Resolution of the Board of Directors of MBL Life
        Assurance Corporation establishing MBL Variable Contract
        Account-7, incorporated by reference to earlier filing on
        April 29, 1994, SEC File No. 811-3853, Exhibit (1)(B) to
        Amendment No. 12 of Form N-3 Registration Statement.
	(2)		  Rules and Regulations of Mutual Benefit Variable Contract
        Account-7, as amended, incorporated by reference to
        earlier filing on May 1, 1990, SEC File No. 2-86722,
        Exhibit (2) to Post-Effective Amendment No. 7 of Form N-3
        Registration Statement.

 (3)  		Form of Custody Agreement among MBL Life Assurance
        Corporation, MBL Life Variable Contract Account-7 and
        Bankers Trust Company New Jersey Limited.

	(4)(A)	Investment Advisory Agreement, dated April 29, 1994
        between Registrant and First Priority Investment
        Corporation, incorporated by reference to earlier filing
        on April 29, 1994, SEC File No. 811-3853, Exhibit (4)(A)
        to Amendment No. 12 of Form N-3 Registration Statement.
	(4)(B)	Service Agreement, dated April 29, 1994 among the
        Registrant, First Priority Investment Corporation and MBL
        Life Assurance Corporation, incorporated by reference to
        earlier filing on April 29, 1994, SEC File No. 811-3853,
        Exhibit (4)(B) to Amendment No. 12 of Form N-3
        Registration Statement.
	(5)	  	Sales Agreement, dated April 29, 1994 among the
        Registrant, MBL Life Assurance Corporation and First
        Priority Investment Corporation, incorporated by
        reference to earlier filing on April 29, 1994, SEC File
        No. 811-3853, Exhibit (5) to Amendment No. 12 of Form N-3
        Registration Statement.
	(6)(A)	Form of Group Tax Deferred Annuity Contract [403(b) Plans].
	(6)(B)	Form of Group Tax Deferred Annuity Contract [IRA Plans].
	(6)(C)	Form of Group Tax Deferred Annuity Contract [HR-10 Plans].
	(6)(D)	Form of Group Tax Deferred Annuity Contract [457 Plans].
     			Exhibits (6)(A)-(D) incorporated by reference to earlier
        filing on September 23, 1983, SEC File No. 2-86722,
        Exhibits #(4)(a)-(d), respectively, of Form N-1
        Registration Statement of Registrant.
	(6)(E)	Form of Group Tax-Deferred Annuity Contract, Individual
        Allocation [403(b) Plans].
	(6)(F)	Form of Group Annuity Deposit Administration Individual
        Allocation Companion Contract [403(b) Plans].
	(6)(G)	Form of First Amendment to Group Variable Annuity Contracts.
     			Exhibits (6)(E)-(G) incorporated by reference to earlier
        filing on April 28, 1989, SEC File No. 2-86722, Exhibits
        #(6)(E)-(G), respectively, of Form N-3 Registration
        Statement.
	(6)(H)	Form of Contract Assumption CRT-AC1.
	(6)(I)	Form of Certificate Assumption CRT-AA2C.
	(6)(J)	Form of Certificate of Participation CRT-TDA0.
     			Exhibits (6)(H)-(J) incorporated by reference to earlier
        filing on April 29, 1994, SEC File No. 811-3853, Exhibits
        #(6)(H)-(J), respectively, to Amendment No. 12 of Form N-3
        Registration Statement.
	(7)(A)	Form of Application used with Contracts listed in
        response to Exhibit (6) above, incorporated by reference
        to earlier filing on May 1, 1991, SEC File No. 2-86722,
        Exhibit (6)(A) to Post-Effective Amendment No. 8 of Form
        N-3 Registration Statement.
	(7)(B)	Form of Acknowledgment of Statutory TDA Withdrawal
        Restrictions, incorporated by reference to earlier filing
        on April 28, 1989, SEC File No. 2-86722, Exhibit #(7)(b)
        of Form N-3 Registration Statement.
	(8)(A)	Charter, as amended, of Mutual Benefit Life.
	(8)(B)	By-Laws, as amended, of Mutual Benefit Life.
     			Exhibits (8)(A) and (8)(B) incorporated by reference to
        earlier filing on May 1, 1991, SEC File No. 2-86722,
        Exhibits (8)(A) and (8)(B), respectively, to Post-
        Effective Amendment No. 8 of Form N-3 Registration
        Statement.
	(8)(C)	Second Amended and Restated Articles of Redomestication
        and Incorporation of MBL Life Assurance Corporation.
	(8)(D)	By-Laws of MBL Life Assurance Corporation.
      		Exhibits (8)(C) and (8)(D) incorporated by reference to
        earlier filing on April 29, 1994, SEC File No. 811-3853,
        Exhibits (8)(C) and (8)(D), respectively, to Amendment
        No. 12 of Form N-3 Registration Statement.
	(9)	  	Not applicable.
(10) 		 Not applicable.
(11) 		 Consent of Coopers & Lybrand L.L.P., Independent Accountants;
     			Report of Arthur Andersen LLP, Independent Public Accountants;
     			Consent of Arthur Andersen LLP, Independent Public Accountants;
(12)  		Opinion of Frank D. Casciano, General Counsel, MBL Life
        Assurance Corporation.
(13) 		 Not applicable.
(14)  	 Not applicable.
(15) 		 Initial Capital Undertaking by Mutual Benefit Life,
        incorporated by reference to earlier filing on September
        23, 1983, SEC File No. 2-86722, Exhibit #13 of Form N-1
        Registration Statement of Registrant.
(16)(A) Schedule of Computation for Yield Quotation.
(16)(B) Schedule of Computation for Effective Yield
     			Quotation.
(17)(A) Powers of Attorney, incorporated by reference to
        earlier filing on February 22, 1996, SEC File No. 333-01151,
        Exhibit (17) of Form N-3 Registration Statement.
			(B)  Powers of Attorney, incorporated by reference to
        earlier filing on April 5, 1996, SEC File No. 333-01151,
        Exhibit (17) of Form N-3 Registration Statement.

		(C) Powers of Attorney, incorporated by reference to earlier filing on April 30, 1997, SEC File No. 333-01151,
        Exhibit (17) of Form N-3 Registration Statement.
		(D)   Powers of Attorney filed herewith.

(18)	  	Consent Order to Show Cause with Temporary Restraints of
        the Superior Court of New Jersey entered July 16, 1991,
        incorporated by reference to earlier filing on April 30,
        1992, SEC File No. 811-3853, Exhibit (18) to Amendment
        No. 10 of Form N-3 Registration Statement.
(19)  		Mutual Benefit Fund et al. No-Action Letter, dated
        October 27, 1993, incorporated by reference to earlier
        filing on April 29, 1994, SEC File No. 811-3853, Exhibit
        (19) to Amendment No. 12 of Form N-3 Registration
        Statement.
(20)  		Mutual Benefit Life Insurance Company Information
        Statement Plan of Rehabilitation and Related Documents,
        including the Confirmation Order, dated January 28, 1994,
        incorporated by reference to earlier filing on April 29,
        1994, SEC File No. 811-3853, Exhibit (19) to Amendment
        No. 12 of Form N-3 Registration Statement.
(27)   	Financial Data Schedule.

	__________________________________________________________

 *	Page numbers inserted in manually signed copy only.


ITEM 29.  DIRECTORS AND OFFICERS OF MBL LIFE ASSURANCE CORPORATION.

The Directors of MBL Life, their principal business addresses and their positions and offices with MBL Life, are as follows:

NAME AND PRINCIPAL		   	   POSITION AND OFFICES WITH
BUSINESS ADDRESS 	    		   SPONSORING INSURANCE COMPANY

Alan J. Bowers      		   		Director, President
MBL Life 	          			   	and Chief Executive
520 Broad Street	    		   	Officer
Newark, New Jersey 07102

Elizabeth E. Randall	    		Director, Chairman
20 W. State Street	      		of the Board
CN-325
Trenton, NJ 08625

Janine J. Akey         				Director
20 W. State Street
CN-325
Trenton, NJ  08625

Patrick G. Boyle        			Director
New York Life
Insurance Company
260 Cherry Hill Road
Parsippany, NJ  07054

Donald Bryan	           			Director
20 W. State Street
CN-325
Trenton, NJ 08625

Thomas Gallagher       			Director
20 W. State Street
CN-325
Trenton, NJ 08625

Harry D. Garber		      		Director
76 Mulberry Avenue
Garden City, NY 11530

Ronald P. Joelson	     		Director
Prudentional Insurance
  Company
71 Hanover Road
Florham Park, NJ 07932

John C. Kerr, Jr.		     	Director
20 W. State Street
CN-325
Trenton, NJ 08625

Richard W. Klipstein		  	Director
National Organization of
Life and Health Insurance
Guaranty Association
13873 Park Center Road
Herndon, VA  22071


	___________________________________

	Officers (Other than Directors) of MBL Life whose activities relate to the Account are listed below.

Frank D. Casciano		          Executive Vice President,
                       						General Counsel and Secretary

Robert T. Budwick	          	Executive Vice President -
                       						Chief Investment Officer

Kenneth A. Watson          		Executive Vice President
                       						and Chief Financial Officer

Kathleen M. Koerber	        	Executive Vice President -
                       						Insurance Operations and
                       						Chief Operating Officer

Kenneth K. Schaefer        		Second Vice President
                       						and Treasurer

David A. James	            		Senior Vice President,
                        					Securities Investment

Albert W. Leier	            	Vice President
                       						and Controller

William G. Clark		          	Senior Vice President,
                       						Pension and Investment Products


	All of these Officers maintain a principal business address at 520 Broad Street, Newark, New Jersey 07102.



ITEM 30.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
        		THE SPONSORING INSURANCE COMPANY OR REGISTRANT.

Mutual Benefit Variable Contract Account-7 was formerly a separate account of Mutual Benefit Life. In accordance with the Rehabilitation Plan of Mutual Benefit Life, the assets and liabilities of Mutual Benefit Variable Contract Account-7 were transferred to a separate account of MBL Life, and named MBL Variable Contract Account-7 (the "Account").

The Account is under the general supervision of a Management Committee ("Committee").

MBL Life is a stock life insurance company organized under the laws of New Jersey. The voting stock of MBL Life was transferred to a Stock Trust established by the Rehabilitation Plan appointing the Commissioner of Banking and Insurance of the State of New Jersey as Trustee until the end of the Rehabilitation Period, scheduled for not later than December 31, 1999. Pursuant to a settlement agreement, an Order was issued on January 9, 1997 ending all Plan-related litigation, and awarding 30% of the value of the Trust, at its termination, to eligible MBL Life policyholders/contractholders, and 70% to the Class Four Creditors (as defined in the Plan) of Mutual Benefit Life.

As of April 1, 1998, those persons under common control with the sponsoring insurance company (MBL Life) are as follows:

MBLLAC Holding Corporation is a holding company; First Priority Investment Corporation is a registered investment adviser and broker/dealer; Metro IRB, Inc., Fisher Island Corporation, Pelican Apartment Properties, Inc. and Metro JV, Inc. act as general partners in joint ventures; Mutual Benefit Marketing Group Inc. markets insurance products; MAP Advisors, Inc., a registered adviser; EHC Companies, Inc. is a holding company for Ernst Home Center, Infotech Corp., Extraspace Inc., and EDC, Inc., a home and garden chain, a data service provider, specialty retail stores, and a warehousing operation, respectively; and NWD Investment Company is a holding company for WD Holdings, Inc. a distribution company. Markston Investment Management, a registered investment adviser, is a partnership owned 51 percent by MBL Sales Corporation; Hawaiian Macadamia Company, Inc., a processing company; Tong Yang Benefit Life Insurance Company, a foreign insurance company; and International Corporate Marketing Group, an insurance broker.

MAP-Equity Fund, MBL Growth Fund, Inc. and MAP-Government Fund, Inc. are investment companies as defined by the Investment Company Act of 1940 (the "Act"). First Priority Investment Corporation ("First Priority"), a wholly-owned indirect subsidiary of the Depositor, serves as distributor for the shares of both MAP-Equity Fund and MBL Growth Fund, Inc. Markston Investment Management, a partnership between Markston International, Inc. and MBL Sales Corporation, serves as investment adviser to MAP-Equity Fund and MBL Growth Fund, Inc. Shares of MBL Growth Fund, Inc. may be purchased only by separate accounts which are registered under the Investment Company Act of 1940. First Priority also serves as distributor and investment adviser for MAP-Government Fund, Inc.

As of March 31, 1998 Participants under the Long Island Jewish Medical Center 403(b) Plan, New Hyde Park, New York, owned 33.49% percent of the outstanding Variable Accumulation Units of the Account. Registrant does not believe that this degree of ownership constitutes an exercise of control over the activities of the Account, for the following reasons:

	(1) The Contract Holder passes its voting rights through to Participants under the Contract,

	(2) Each Participant controls the right to withdraw his or her funds attributable to Variable Accumulation Units held in the Account, and

	(3) The Contract Holder cannot exercise control over the direction of the Participant interest in the Account.


ITEM 31.  NUMBER OF CONTRACT HOLDERS.

	As of March 31, 1998:    57


ITEM 32.  INDEMNIFICATION.

	The Account maintains investment errors and omissions insurance ("E & O") covering each officer and those Management Committee Members who are not interested persons of the Account. This policy protects those Committee Members from legal liabilities and expenses which they may incur as a result of claims for breach of duty, negligent acts, errors, omissions, misstatements or misleading statements committed or alleged to have been committed by them in their capacity as members of the Committee. The policy would also insure the Account according to the terms and conditions of the policy. The policy excludes expenses and liabilities based upon, among other things, any claim alleging dishonesty or fraudulent acts or omissions, or any criminal or malicious acts or omissions.

	The limits on the policy are $3,000,000 each wrongful act and $3,000,000 aggregate. Notwithstanding any agreement or document to the contrary, the Account undertakes not to insure any Committee Member for any liability the indemnification of which has been determined to be prohibited under the federal securities laws.

	The Account is the joint owner of the E & O policy with MAP-Equity Fund, MBL Growth Fund, Inc. and MAP-Government Fund, Inc., and the premiums are allocated based on the proportion of each entity's net assets to the total net assets of all the joint insured entities.

	The Account also maintains an Investment Companies Blanket Bond covering the Account against larceny and embezzlement committed by specified individuals who may have access to funds of the Account.

	In addition to the aforementioned E & O insurance and Blanket Bond, to the extent permitted by law of the State of New Jersey under NJSA
14A:3-5 and subject to all applicable requirements thereof, MBL Life has undertaken to indemnify each of the Account's officers and each Management Committee Member, his heirs, executors and administrators, who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he is or was an officer of the Account or a Committee Member.

	Under the Sales Agreement between the Account and First Priority, First Priority agrees to indemnify the Account and its Officers and Committee
Members and Controlling Persons from all liabilities and expenses arising out of certain actual or alleged material misstatements or other mistakes, negligence or willful misconduct of First Priority or any of its agents or employees in connection with sales of the Account's units.

	Insofar as indemnification for liability arising under the Act may be provided to Officers and Committee Members of the Account pursuant to the foregoing provisions, or otherwise, MBL Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MBL
Life of expenses incurred or paid by an Officer, or Committee Member of the Account in the successful defense of any action, suit or proceeding) is asserted by such Officer, or Committee Member in connection with the securities being registered, MBL Life will, unless if in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. Notwithstanding any agreement or document to the contrary, MBL Life undertakes not to indemnify any Account
Officer or Committee Member for any liability, the indemnification of which has been determined to be prohibited under the Federal securities laws.


ITEM 33.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
First Priority is the Registrant's investment adviser. First Priority is a wholly-owned indirect subsidiary of MBL Life. First Priority also acts as principal distributor of shares of the Registrant, MBL Growth Fund, Inc., MAP-Equity Fund, and MAP-Government Fund, Inc., as well as MBL Variable Contract Account-2 and MBL Variable Contract Account-3, and engages in the sale of other investment company securities and other financial products as described in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B. The table below sets forth certain information as to First Priority's directors and officers.

                                            		 	OTHER SUBSTANTIAL
                                           	 	 	BUSINESS PROFESSION, AND
NAME AND PRINCIPAL	       POSITION WITH	        VOCATION OF EMPLOYMENT
BUSINESS ADDRESS*	        FIRST PRIORITY	       WITHIN PAST TWO YEARS
William G. Clark 	        Director, President  	Senior Vice President -
                                             			Pension and Investment
                                             			Products, MBL Life.

Frank D. Casciano	        Director, Vice       	Executive Vice President,
                        		President and 	       General Counsel and
                        		General Counsel	      Secretary, MBL Life.

Robert T. Budwick	        Director, Vice        Executive Vice President
                        		President and Chief  	Securities Investment, and
                        		Investment Officer	   Chief Investment Officer
                                             			MBL Life.

Alan J. Bowers	           Director	             President and CEO, MBL Life
                                             			since 7/1/95.

Kathleen M. Koerber	      Director              Executive Vice President -
                                             			Insurance Operations
                                             			and Chief Operating
                                             			Officer, MBL Life.

Albert W. Leier	          Director, Vice       	Vice President and
                         	President and        	Controller, MBL Life.
                         	Treasurer

Hal R. Rose              	Senior Vice President	  - - -

Judith C. Keilp          	Vice President and    	Counsel, MBL Life.
                        		Secretary

Richard C. Allen	         Vice President         	- - -

Christopher S. Auda	      Vice President,        	- - -
                         	Operations

James Switlyk	            Second Vice President,  - - -
                        		Marketing Support

Roger A. Vellekamp	       Assistant Secretary	    Second Vice President -
                                               			Tax, MBL Life.

*	All of the Officers and Directors named maintain a principal business address at 520 Broad Street, Newark, New Jersey 07102-3111.


ITEM 34.  PRINCIPAL UNDERWRITER.

(a) 	First Priority, the Account's principal underwriter, pursuant to a Sales Agreement, serves as principal underwriter for the following registered investment companies: MAP-Equity Fund, MBL Growth Fund, Inc., and MAP-Government Fund, Inc., and for the following unit investment trusts: MBL Variable Contract Account-2 and MBL Variable Contract Account-3, each a separate account of MBL Life.

   		First Priority also serves as the investment adviser to MAP-Government Fund, Inc.

(b) 	Information regarding First Priority's officers and directors:
   		See Item 33 above.

(c) 	Not applicable.


ITEM 35.  LOCATION OF ACCOUNTS AND BOOKS.

	All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Account and the Account's Custodian, Bankers Trust Company New Jersey Limited,
34 Exchange Place, Jersey City, New Jersey  07302.


ITEM 36.  MANAGEMENT SERVICES.

	Other than as set forth under the caption "Investment Management" in the Prospectus, as amended, constituting Part A of this Registration Statement, and under "Investment Advisory and Other
Services" in the Statement of Additional Information constituting
Part B, the Account is not a party to any management-related service contract.


ITEM 37.  UNDERTAKINGS.

(a)  	Not applicable.

(b)  	Registrant undertakes to file a post-effective amendment to
      its Securities Act of 1933 Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c)  	Registrant undertakes to include either (1) as part of any
      application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(d)  	Registrant undertakes to deliver any Statement of Additional
      Information and any financial statements required to be made available under this form promptly upon written or oral request.

(e)  	Registrant undertakes to rely upon American Council of Life
      Insurance (Ref. No. IP-6-88, pub. avail. November 28, 1988) (the "Letter"), which permits restrictions on cash distributions to Participants in retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, and represents that the following provisions of the Letter have been complied with:

		(1)	That the Account has included appropriate disclosure
      regarding the redemption restrictions imposed by
      Section 403(b)(11) in this registration statement, including the prospectus;

		(2)	That the Account has included appropriate disclosure
      regarding the redemption restrictions imposed by
      Section 403(b)(11) in all sales literature used in connection with the offer of the Contract;

		(3)	That the Account's Distributor has instructed sales
      representatives, who solicit Participants to purchase the Contract, specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential Participants;

		(4)	That the Account has obtained from each Participant
      purchasing a Section 403(b) Contract, prior to or at the time of purchase, a signed statement acknowledging the Participant's understanding of: (a) The restrictions on redemption imposed by Section
      403(b)(11), and (b) The investment alternatives available under the employer's Section 403(b) arrangement to which the Participant may elect to transfer his or her Contract value.

	(f) 	MBL Life Assurance Corporation ("MBL Life") hereby represents that the fees and charges deducted under the annuity contracts described in this prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MBL Life.


                            	SIGNATURES


	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey, on the 28 day of April, 1998.

                           						MBL VARIABLE CONTRACT ACCOUNT-7
                           							(Registrant)

                          			By: JUDITH C. KEILP
                          			    Judith C. Keilp
                           					 Secretary of the Management Committee
                          						 of MBL Variable Contract Account-7


	As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                	MBL VARIABLE CONTRACT ACCOUNT-7


Signature				        	Title				   Date


DAVID A. JAMES	   		 	Chairman,			April 28, 1998
David A. James			   	 Member

GORDON BOYD				      	Member		   	April 28, 1998
Gordon Boyd

WILLIAM G. CLARK	   		Member		   	April 28, 1998
William G. Clark

JOSEPH LINDNER, JR.			Member			   April 28, 1998
Joseph Lindner, Jr.

JEROME M. SCHECKMAN			Member   			April 28, 1998
Jerome M. Scheckman



                            	SIGNATURES

	As required by the Securities Act of 1933 and the Investment Act of 1940, the Sponsoring Insurance Company has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey, on the 29 day of April, 1998.


                      					By: MBL Life Assurance Corporation
                        						(Sponsoring Insurance Company)

                       				By:	FRANK D. CASCIANO
                         						Frank D. Casciano
                         						Executive Vice President,
                         						General Counsel and Secretary


	As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

ALAN J. BOWERS   	     	Chief Executive Officer  April 29, 1998
Alan J. Bowers			       Director, President

KENNETH A. WATSON		     Chief Financial Officer  April 29, 1998
Kenneth A. Watson

ALBERT W. LEIER 		      Chief Accounting         April 29, 1998
Albert W. Leier		       	Officer


Directors:
	Elizabeth E. Randall *
	Patrick G. Boyle **
	Donald Bryan *
	Harry D. Garber *
	Ronald P. Joelson **
	John Kerr *
	Richard W. Klipstein *
	Janine J. Akey *
	Thomas Gallagher **

By:	FRANK D. CASCIANO				Date:  April 29, 1998
   	Frank D. Casciano
   	Attorney-in-Fact

*	Executed by Frank D. Casciano, Attorney-in-Fact, on behalf of those indicated pursuant to the Powers of Attorney incorporated into previous filings.

**	Executed by Frank D. Casciano, Attorney-in-Fact, on behalf of those indicated pursuant to the Powers of Attorney, filed herewith.



                            	EXHIBIT INDEX*

Exhibit No.

 (3)  		Form of Custody Agreement among MBL Life Assurance
        Corporation, MBL Life Variable Contract Account-7 and Bankers Trust Company New Jersey Limited.

(11)  		Consent of Coopers & Lybrand L.L.P., Independent Accountants;
    		  Report of Arthur Andersen LLP, Independent Public Accountants;
      		Consent of Arthur Andersen LLP, Independent Public Accountants;

(12)  		Opinion of Frank D. Casciano, General Counsel, MBL Life
        Assurance Corporation.

(16)(A)	Schedule of Computation for Yield Quotation.

(16)(B)	Schedule of Computation for Effective Yield Quotation.

(17)	  	Powers of Attorney.

(27)  		Financial Data Schedule.


* Pages numbers inserted in manually signed copy only.